           As filed with the Securities and Exchange Commission on April 9, 2008

                                            1933 Act Registration No. 333-141763

                                            1940 Act Registration No. 811-08441
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                       POST-EFFECTIVE AMENDMENT NO. 3 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 96 /X/

               Lincoln Life & Annuity Variable Annuity Account H
                           (Exact Name of Registrant)

                    American Legacy Shareholder's Advantage

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)

                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on April 30, 2008, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on _____________________ pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

American Legacy (Reg. TM) Shareholder's Advantage
Lincoln Life & Annuity Variable Annuity
Account H
Individual Variable Annuity Contracts

Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, New York 13202
www.LFG.com

Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 7866
Fort Wayne, IN 46802-7866
1-800-942-5500

This prospectus describes the individual flexible variable annuity contract issued by Lincoln Life & Annuity Company of New York. It is primarily for use with nonqualified plans and qualified retirement plans under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time.

These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial gross purchase payment for the contract is $1,500 ($10,000 if sold as part of a fee-based financial plan). Additional gross purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically) and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting net purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. At this time the only fixed account available is for dollar cost averaging purposes. Also, an interest adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.

All net purchase payments for benefits on a variable basis will be placed in Lincoln Life & Annuity Variable Annuity Account H (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds, listed below are each part of American Funds Insurance Series (Series) Class 2 shares:

     Asset Allocation
     Blue Chip Income and Growth
     Bond
     Cash Management
     Global Bond
     Global Discovery
     Global Growth
     Global Growth and Income

     Global Small Capitalization
     Growth
     Growth-Income
     High-Income Bond
     International
     New World
     U.S. Government/AAA-Rated Securities

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make gross purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-800-942-5500.
The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


April 30, 2008

Table of Contents



Item                                                          Page
Special Terms                                                  4
Expense Tables                                                 5
Summary of Common Questions                                    8
Lincoln Life & Annuity Company of New York                    10
Variable Annuity Account (VAA)                                10
Investments of the Variable Annuity Account                   10
Charges and Other Deductions                                  12
The Contracts                                                 17
 Purchase Payments                                            18
 Transfers On or Before the Annuity Commencement Date         19
 Surrenders and Withdrawals                                   22
 Death Benefit                                                24
 Investment Requirements - Option 1                           26
 Investment Requirements - Option 2                           27
 Lincoln Lifetime IncomeSM Advantage                          28
 Lincoln SmartSecurity (Reg. TM) Advantage                    36
 i4LIFE (Reg. TM) Advantage                                   41
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    45
 4LATER (Reg. TM) Advantage                                   48
 Annuity Payouts                                              52
 Fixed Side of the Contract                                   54
Distribution of the Contracts                                 56
Federal Tax Matters                                           57
Additional Information                                        61
 Voting Rights                                                61
 Return Privilege                                             62
 Other Information                                            62
 Legal Proceedings                                            62
Contents of the Statement of Additional Information (SAI)
for Lincoln Life & Annuity Variable Annuity Account H         64
Appendix A - Condensed Financial Information                  A-1
Appendix B - Condensed Financial Information                  B-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Lincoln Life & Annuity Variable Annuity Account H, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Gross purchase payments - Amounts paid into the contract before deduction of the sales charge.

Guaranteed Income Benefits - Options that each provide a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln New York (we, us, our) - Lincoln Life & Annuity Company of New York.


Lincoln Lifetime IncomeSM Advantage - Provides minimum guaranteed lifetime periodic withdrawals that may increase. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.

Living Benefit - A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln Smart Security (Reg. TM) Advantage, Lincoln Lifetime Income AdvantageSM, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit).

Lincoln SmartSecurity (Reg. TM) Advantage - Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.


Net purchase payments - The gross purchase payment amount less the sales charge. The net purchase payment is the amount placed in the fixed account and/or the variable account.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account.


Contractowner Transaction Expenses:



  o   Sales charge (as a percentage of gross purchase payments):      5.75%*
  o   Transfer charge:                                                $ 25**

* The sales charge percentage decreases as the value accumulated under certain of the owner's investments increases. See Charges and Other Deductions -
     Sales Charge.

** The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge in the future a $25 fee for transfers over 12 times during any contract year. Automatic dollar cost averaging, portfolio rebalancing, and cross-reinvestment transfers are not included as transfers for purposes of calculating the transfer charge.



We may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $ 20*

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


                                           With Enhanced              Guarantee of
                                           Guaranteed Minimum         Principal Death
                                           Death Benefit (EGMDB)      Benefit (GOP)       Account Value Death Benefit
                                           -----------------------    ----------------    ----------------------------
o   Mortality and expense risk charge              0.80%                   0.65%                     0.55%
o   Administrative charge                          0.10%                   0.10%                     0.10%
                                                    ----                    ----                      ----
o   Total annual charge for each
    subaccount**                                   0.90%                   0.75%                     0.65%

*The account fee will be waived if your contract value is $50,000 or more at the end of any particular contract year. This account fee will be waived after the fifteenth contract year. We do not assess the account fee on contracts issued prior to October 1, 2003.

**For contracts purchased before July 22, 2005, the total annual charges are as follows: EGMDB 0.72%; Guarantee of Principal 0.60%; Account Value N/A.


In the event of a subsequent death benefit change, the charge will be based on the charges in effect at the time the contract was purchased.

Optional Rider Charges:



Lincoln Lifetime IncomeSMAdvantage:



                                            Lincoln Lifetime IncomeSM
                                                    Advantage
                                           --------------------------
o   Guaranteed maximum annual
    percentage charge*                               1.50%
o   Current annual percentage charge*                0.75%
o   Additional charge for Lincoln
    Lifetime IncomeSM Advantage
    Plus*                                            0.15%



*The annual percentage charge is assessed against the Guaranteed Amount (initial gross purchase payment or contract value at the time of election) as increased for subsequent gross purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. These changes to the Guaranteed Amount are discussed below. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.

Lincoln SmartSecurity (Reg. TM) Advantage:


o   Guaranteed maximum annual
    percentage charge*
o   Current annual percentage charge*



                                        Lincoln SmartSecurity (Reg. TM)    Lincoln SmartSecurity (Reg. TM)
     Lincoln SmartSecurity (Reg. TM)      Advantage - 1 Year Automatic      Advantage - 1 Year Automatic
       Advantage - 5 Year Elective               Step-Up option                    Step-Up option
              Step-Up option           - Single Life (and prior version)            - Joint Life
    --------------------------------- ----------------------------------- --------------------------------
o
                 0.95%                              1.50%                              1.50%
o                0.45%                              0.65%                              0.80%


*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, and step-ups and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.




4LATER (Reg. TM) Advantage:




  o   Guaranteed maximum annual percentage charge*      1.50%
  o   Current annual percentage charge*                 0.50%


*The annual percentage charge for the 4LATER (Reg. TM) Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, automatic 15% Enhancements, and Resets and decreased for withdrawals. The 4LATER (Reg. TM) charge is deducted from the subaccounts on a quarterly basis.


The next table describes charges that apply only when i4LIFE (Reg. TM) Advantage is in effect. The charge for any Guaranteed Income Benefit, if elected, is added to the i4LIFE (Reg. TM) Advantage charge and the total is deducted from your average daily account value.

i4LIFE (Reg. TM) Advantage Payout Phase (On and After the Periodic Income Commencement Date):


i4LIFE (Reg. TM) Advantage (as a daily percentage of average account value):



                        Enhanced Guaranteed
                        Minimum Death            Guarantee of
                        Benefit (EGMDB)          Principal Death     Account Value Death Benefit
                        ---------------------    Benefit             ----------------------------
o   Annual charge*             1.30%                  1.15%                     1.05%



*During the Lifetime Income Period, the charge will be the same rate as the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

Optional Rider Charges :


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (as a daily percentage of average account value):





  o   Guaranteed maximum annual percentage charge      1.50%
  o   Current annual percentage charge                 0.50%



4LATERSM Advantage Guaranteed Income Benefit (as a daily percentage of average account value):





  o   Guaranteed maximum annual percentage charge      1.50%
  o   Current annual percentage charge                 0.50%



Lincoln Lifetime IncomeSM Advantage Guaranteed Income Benefit (as a daily percentage of average account value):





  o   Guaranteed maximum annual percentage charge      1.50%
  o   Current annual percentage charge                 0.50%



For example, if you purchase the i4LIFE (Reg. TM) Advantage EGMDB for 1.30% with the 4LATERSM Advantage Guaranteed Income Benefit at a maximum charge of 1.50%, your total annual charge is 2.80%.


The next table describes the separate account annual expenses you pay on and after the Annuity Commencement Date:





  o   Mortality and expense risk charge and Administrative charge      0.60%



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2007. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         1.07%        0.52%



The following table shows the expenses charged by each fund for the year ended December 31, 2007:


(as a percentage of each fund's average net assets):


                                       Managemen
                                          nt           12b-1       Other         Total
                                         Fees    +     Fees    +   Expenses  =   Expenses *
Asset Allocation                       .31   %       .25   %       .01   %        .57   %
Blue Chip Income and Growth            .41           .25           .01            .67
Bond                                   .40           .25           .01            .66
Cash Management                        .32           .25           .01            .58
Global Bond                            .57           .25           .04            .86
Global Discovery                       .58           .25           .02            .85
Global Growth                          .53           .25           .02            .80
Global Growth and Income               .69           .25           .02            .96
Global Small Capitalization            .70           .25           .03            .98
Growth                                 .32           .25           .01            .58
Growth-Income                          .26           .25           .01            .52
High-Income Bond                       .47           .25           .01            .73
International                          .49           .25           .03            .77
New World                              .76           .25           .06           1.07
U.S. Government/AAA-Rated Securities   .45           .25           .01            .71


* The investment adviser is voluntarily waiving up to 10% of its management fee. The waiver may be discontinued at any time in consultation with the Series' board, but is expected to continue at its current level until further review. Total annual fund operating expenses do not reflect this waiver. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the Series' prospectus and in the audited financial statements in the Series' annual report.


For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.


EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.


The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB and Lincoln Lifetime IncomeSM Advantage Plus at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $917   $1,642    $2,424    $4,665


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $917   $1,642    $2,424    $4,665


For more information, see Charges and Other Deductions in this prospectus, and the prospectus for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Rider, 4LATER (Reg. TM) Guaranteed Income Benefit and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary of Common Questions
What kind of contract am I buying? It is an individual variable and/or interest adjusted, if applicable, annuity contract between you and Lincoln New York. This prospectus primarily describes the variable side of the contract. See The Contracts.

What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.


What are Investment Requirements? If you elect one of the following riders:
Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. See The Contracts - Investment Requirements.


What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your net purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? The investment adviser for the funds is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is registered as an investment adviser with the SEC. See Investments of the Variable Annuity Account-Investment Adviser.

How does the contract work? If we approve your application, we will send you a contract. When you make net purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.


What charges do I pay under the contract? A front-end load is determined based on the gross purchase as it is received. The amount of the sales charge on any current gross purchase payment may be reduced based on the assets accumulated under the terms of the contract. The maximum front-end load is 5.75% of the gross purchase payment.


Currently there is no charge for a transfer. However, we reserve the right to impose a charge in the future of up to $25 per transfer, for transfers after the first 12 within a contract year.

We will deduct any applicable premium tax from gross purchase payments or contract value at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds pay a management fee to CRMC based on average daily net asset value of each fund. See Investments of the Variable Annuity Account-Investment Adviser. Each fund also has a 12b-1 fee and additional operating expenses. These are described in the prospectus for the series.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage if elected. See The Contracts and Annuity Payouts.

For more information about the compensation we pay for sales of the contracts, see The Contracts - Distribution of the Contracts.

What gross purchase payments do I make, and how often? Subject to the minimum and maximum gross payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that you may purchase for an additional charge on or after you have reached age 65 and which provides minimum guaranteed, periodic withdrawals for your life regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial gross purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent gross purchase payments, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the living benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus is available for an additional fee and provides an amount equal to the excess of the initial Guaranteed Amount over the current contract value on the seventh benefit year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus may only be purchased in addition to Lincoln Lifetime IncomeSM Advantage.

What are Living Benefit Riders? Living benefit riders are optional riders available to purchase for an additional fee. These riders provide a type of minimum guarantee if you meet certain conditions. These riders are discussed in detail in this prospectus. In addition, there is an overview of these riders at the end of this prospectus.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial gross purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. There are two options available to reset the Guaranteed Amount to the current contract value. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other living benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.


What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.


What are the Guaranteed Income Benefits? The Guaranteed Income Benefits provide a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. They are available either through 4LATER (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or may be purchased at the time you elect i4LIFE (Reg. TM) Advantage. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit or Lincoln Lifetime IncomeSM Advantage Guaranteed Income Benefit is purchased at the time you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. By electing one of these benefits, you will be subject to Investment Requirements. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage Guaranteed Income Benefit.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service
(IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A and B to this prospectus provide more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. Non-standard results will be calculated without sales charges. These results may be higher.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The annual performance of the subaccounts is based on past performance and does not indicate or represent future performance.



Lincoln Life & Annuity Company of New York

Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). Lincoln Life is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies. Guarantees provided within death benefit options and living benefit riders are backed by the claims-paying ability of Lincoln New York.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services



Variable Annuity Account (VAA)
On July 24, 1996, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements
The financial statements of the VAA and the financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call
1-800-942-5500.



Investments of the Variable Annuity Account

You decide the subaccount(s) to which you allocate net purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Adviser

The investment adviser for the funds is Capital Research and Management Company
(CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined, in the prospectus for the fund.


Administrative, Marketing and Support Service Fees

The American Funds offered as part of this contract make payments to us (or our affiliates) under their distribution plans (12b-1 plans) in consideration of services provided and expenses incurred in distributing Fund shares. The payment rate is 0.25% based on the amount of assets invested in the Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the funds goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Asset Allocation Fund (Class 2): Current income.

  o Blue Chip Income and Growth Fund (Class 2): Income and growth.

  o Bond Fund (Class 2): Current income.

  o Cash Management Fund (Class 2): Preservation of capital.

  o Global Bond Fund (Class 2): Total return.

  o Global Discovery Fund (Class 2): Long-term growth.

  o Global Growth Fund (Class 2): Long-term growth.

  o Global Growth and Income Fund (Class 2): Growth and income.

  o Global Small Capitalization Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o High-Income Bond Fund (Class 2): High current income.

  o International Fund (Class 2): Long-term growth.

  o New World Fund (Class 2): Long-term growth.

  o U.S. Government/AAA Rated Securities Fund (Class 2): High current income.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

 o the risk that death benefits paid will exceed the actual contract value;

 o the risk that lifetime payments to individuals from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;

 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required regular income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                           With Enhanced              Guarantee of
                                           Guaranteed Minimum         Principal Death
                                           Death Benefit (EGMDB)      Benefit (GOP)       Account Value Death Benefit
                                           -----------------------    ----------------    ----------------------------
o   Mortality and expense risk charge              0.80%                   0.65%                     0.55%
o   Administrative charge                          0.10%                   0.10%                     0.10%
                                                    ----                    ----                      ----
o   Total annual charge for each
    subaccount**                                   0.90%                   0.75%                     0.65%

**For contracts purchased before July 22, 2005, the total annual charges are as follows: EGMDB 0.72%; Guarantee of Principal 0.60%; Account Value N/A.


Sales Charge

A front-end load, or sales charge, will be applied to all initial and subsequent gross purchase payments that you may make. The charge is a percentage of each gross purchase payment and is based on the owner's investment at the time each gross purchase is made according to the following scale:



Owner's Investment               Sales Charge
-------------------------------- -------------
  Under $25,000.................     5.75%
  $25,000-$49,999...............     5.00%
  $50,000-$99,999...............     4.50%
  $100,000-$249,999.............     3.50%
  $250,000-$499,999.............     2.50%
  $500,000-$749,999.............     2.00%
  $750,000-$999,999.............     1.50%
  $1,000,000 or greater.........     1.00%

On or after October 1, 2003, the owner's investment is defined as the sum of:

The contract value plus the current gross purchase payment made to this contract.

You might be able to lower the sales charge you pay by indicating in a Letter of Intent, the total amount of purchase payments you intend to make in the thirteen months from the date you purchase your contract. On the date you purchase your contract, we will deduct a sales charge based on the total amount you plan to invest over the following thirteen months, if it is less than the sales charge based on your initial purchase payment. The sales charges are set forth in your prospectus. If you do not make the amount of purchase payments stated in the Letter of Intent during the thirteen month period, we will recalculate the sales charge based on the actual amount of purchase payments we received in the thirteen month period. If you owe us additional money, we will deduct this amount proportionally from your contract value during the fourteenth month. If you make a subsequent purchase payment, we may also accept a Letter of Intent for another thirteenth month period. We reserve the right to discontinue this option at any time.

Prior to October 1, 2003, the owner's investment is defined as the sum of:

a) The account values for any individual Lincoln New York American Legacy annuity contracts owned by an eligible owner (defined below) if Lincoln New York receives notice of an eligible owner, as well as any other individual Lincoln New York contracts that may be available by Lincoln New York in the future for this purpose

b) the amount (in dollars) of an eligible owner's investment in existing mutual funds in The American Funds Group in accordance with the procedures established by the American Funds Group

c) the amount of the current gross purchase payment you are making into this contract.

CRMC will determine which of the mutual funds are included in this program. Currently, direct purchases of money market funds are excluded. In determining the account values for the Lincoln New York annuity contracts, the variable account values are valued as of the close of market on the last previous day the market was open and are adjusted for current day transactions. The fixed accounts will include interest accrued through the close of market on the last previous day the market was open. An eligible owner includes you as the owner of your American Legacy Shareholder's Advantage contract, and if you provide us with sufficient identifying information (name and Social Security Number), eligible owner will also include your spouse, and any of your children under the age of 21. If the owner of any contract under (a) above is a non-natural owner and if you, your spouse, or any children of yours under the age of 21 are the named annuitant, then you may include these account values in the calculation of the owner's investment for the contracts issued in one of the following IRS defined markets: Roth IRA, traditional IRA, non-qualified, SEP and 403(b) transfers. The nonnatural owner will include the account values from contracts in all other markets in its calculation of owner's investment.


Account Fee


During the accumulation period, we will deduct $20 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $20 account fee will also be deducted from the contract value upon surrender. The account fee will be waived for any contract with a contract value that is equal to or greater than $50,000 on the contract anniversary, and will be waived after the fifteenth contract year.



Transfer Fee

We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.


Lincoln Lifetime IncomeSM Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.75% (0.1875% quarterly) for the Lincoln Lifetime IncomeSM Advantage. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 0.90%.

The charge is applied to the Guaranteed Amount as increased for subsequent gross purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual Rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50%. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional gross purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual Rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year exceed $100,000, any additional gross purchase payment will potentially cause the charge for your Rider to change to the current charge for new purchases in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The Rider charge will be discontinued upon termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% charge will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 0.90% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.


Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.45% (0.1125% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
-  5 Year Elective Step-up option; or

2) 0.65% (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up); or

3) 0.80% (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
-  1 Year Automatic Step-up, Joint Life option.

Once the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option is available in your state, the prior version will not be available. If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase.

The charge is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

Under both options, if you elect to step-up the Guaranteed Amount for another 10 year period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) gross purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


4LATER (Reg. TM) Advantage Charge. Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.50% of the Income Base. The Income Base (an amount equal to the initial gross purchase payment or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50%. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death.


i4LIFE (Reg. TM) Advantage Charge. i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the net asset value of the Account Value in the VAA. The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 1.05% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 1.15% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 1.30% for the i4LIFE (Reg. TM) Advantage EGMDB. This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge.

The Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50%, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage of the net asset value of the Account Value in the VAA computed daily as follows: 1.55% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 1.65% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 1.80% for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.


4LATER (Reg. TM) Guaranteed Income Benefit Charge. The 4LATER (Reg. TM) Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of .50% which is added to the i4LIFE (Reg.
TM) Advantage charge for a total current percentage of the net asset value of the Account Value in the VAA computed daily as follows: 1.55% for the Account Value death benefit; 1.65% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 1.80% for the EGMDB. These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction. On and after the periodic income commencement date, the 4LATER (Reg. TM) Rider charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.


After the periodic income commencement date, the 4LATER (Reg. TM) percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Rider annual charge will also terminate.


Lincoln Lifetime Income (Reg. TM) Advantage Guaranteed Income Benefit Charge.

The Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50%, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage of the net asset value of the Account Value in the VAA computed daily as follows: 1.55% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 1.65% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 1.80% for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.




Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%. Currently, there is no premium tax levied for New York residents.



Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment. See Fixed Side of the Contract. Charges may also be imposed during the regular income and annuity payout period. See i4LIFE (Reg. TM) Advantage (including the i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Guaranteed Income Benefits) and Annuity Payouts.



The mortality and expense risk and administrative charge of 0.60% will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectus for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o a fee-based financial plan
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.


When a completed application and all other information necessary for processing a purchase order is received at our Servicing office, an initial gross purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial gross purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial gross purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial gross purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the gross purchase payment will be returned immediately. Once the application is complete, we will allocate your initial gross purchase payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.


If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.



Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments


Gross purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial gross purchase payment is $1,500 ($10,000 if sold as part of a fee-based financial plan). The minimum annual amount for additional gross purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum gross purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the gross purchase payment to you. Gross purchase payments in total may not exceed $2 million without our approval. If you stop making gross purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit gross purchase payments made to the contract.



Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments


Net purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate net purchase payments in the fixed account, if available.

The minimum amount of any net purchase payment which can be put into any one subaccount is $20. The minimum amount of any net purchase payment which can be put into a fixed account is $2,000, ($300 for contracts issued prior to October 1, 2003, subject to state approval).

If we receive your gross purchase payment from you or your broker-dealer in good order at our Servicing office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your gross purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your gross purchase payment to your representative, we generally will not begin processing the gross purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your gross purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your gross purchase payment to us, and your gross purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your gross purchase payment. If your gross purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.



Valuation of Accumulation Units

Net purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the net purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. We reserve the right to require a 30 day minimum time period between each transfer. Currently there is no charge for a transfer. However, we reserve the right to impose a charge in the future of up to $25 per transfer, for transfers after the first 12 within a contract year. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing programs elected on forms available from us. (See Additional Services and the SAI for more information on these programs.)

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Servicing office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Servicing office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

After the first thirty days from the effective date of your contract, if your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25%% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions

(which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date


You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as stated in the section of this prospectus called Transfers On or Before the Annuity Commencement Date. During the i4LIFE (Reg. TM) Advantage Lifetime Income Period, you are subject to the rights set forth in the prior paragraph.



Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Assignments may have an adverse impact on any death benefits or living benefits in this product. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.

Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals


Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Servicing office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.


The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Servicing office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

There are four additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing.

Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from our Servicing office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account or certain variable subaccounts into the variable subaccounts on a monthly basis. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS are subject to applicable interest adjustments. See Fixed Side of the Contract - Interest Adjustment.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.



Asset Allocation Models

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by Wilshire Associates, a registered investment advisory firm for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the American Legacy subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

Certain living benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing one of the asset allocation models. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

The following four asset allocation models have been prepared by Wilshire Associates. The models are comprised of funds from the American Funds Insurance Series that are offered within your contract. Your registered representative will have more information on the specific investments of each model.
 o The American Legacy Fundamental Growth Model is composed of specified underlying subaccounts presenting a target allocation of approximately 90% in eight equity subaccounts and 10% in two fixed income subaccounts. This model seeks long-term growth of capital.
 o The American Legacy Fundamental Growth and Income Model is composed of specified underlying subaccounts representing a target allocation of approximately 80% in eight equity subaccounts and 20% in four fixed income subaccounts. This model seeks a balance between a high level of current income and growth of capital, with greater emphasis on growth of capital.
 o American Legacy Fundamental Balanced Model is composed of specified underlying subaccounts representing a target allocation of approximately
   60% in seven equity subaccounts and 40% in four fixed income subaccounts. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
 o American Legacy Fundamental Income Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in six equity subaccounts and 60% in three fixed income subaccounts. This model seeks a high level of current income with some consideration given to growth of capital.

Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner

* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Servicing office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.


Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.


Account Value Death Benefit. Contractowners who purchase their contracts on or after July 22, 2005 may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by us for payment. Once you have selected this death benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or

 o The sum of all gross purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage).


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

For contracts issued on or after July 22, 2005, you may discontinue the Guarantee of Principal Death Benefit by completing the Death Benefit Discontinuance form and sending it to our Servicing Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB)

If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the current contract value as of the valuation date we approve the payment of the claim; or

 o the sum of all gross purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage); or

 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any gross purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by gross purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Servicing office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after July 22, 2005, you may also choose the Account Value Death Benefit. We will deduct the applicable charge for the new death benefit as of that date. See Charges and Other Deductions.

The EGMDB is only available under nonqualified, IRA or Roth IRA contracts if the contractowner, joint owner and annuitant are under age 80 at the time of issuance.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.



Investment Requirements - Option 1

Contractowners who have elected 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments when approved in New York. You will be subject to different Investment Requirements if you elect the Lincoln Lifetime IncomeSM Advantage rider. If you do not elect any of these benefits, the Investment Requirements will not apply to your contract.

For 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, and i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, we do not intend to enforce these Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subaccount investments of the contractowners who have these riders and market conditions.

No more than 35% of your contract value (includes account value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):

o Global Growth
o Global Growth and Income
o Global Small Capitalization
o International
o New World

All other variable subaccounts will be referred to as "Non-Limited
Subaccounts".

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the American Funds Cash Management subaccount.


We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.


At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.



Investment Requirements - Option 2

Contractowners who have elected the Lincoln Lifetime IncomeSM Advantage will be subject to the following Investment Requirements-Option 2 on the investments in their contracts. These Investment Requirements are different from the Investment Requirements-Option 1 that apply to purchases of other optional riders. Contractowners with an active Lincoln Lifetime IncomeSM Advantage who terminate Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage with the Lincoln Lifetime IncomeSM Advantage Guaranteed Income Benefit are also subject to Investment Requirements-Option 2. We have divided the subaccounts of your contract into two groups. We will specify the minimum or maximum percentages of your contract value that must be in each group at the time you purchase the Rider. In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. Some investment options are not available to you if you purchase this Rider. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.

You can select the percentages of contract value to allocate to individual funds within each group, but the total investment for all funds in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

At this time, the subaccount groups are as follows:





Group 1                                   Group 2
Investments must be at least 25%          Investments cannot exceed 75%
----------------------------------------- --------------------------------------------------------
1. Bond Fund                              All other investment options except as discussed below.
2. Global Bond Fund
3. High Income Bond Fund
4. U.S. Government/AAA-Rated Securities



To satisfy the Investment Requirements for the Lincoln Lifetime IncomeSM Advantage, you may allocate 100% of your contract value to the Asset Allocation Fund, an individual mutual fund offered by the American Funds Insurance Series as one of the subaccount options in your contract. If you allocate less than 100% to the Asset Allocation Fund, then the Asset Allocation Fund will be considered as part of Group 2 above and you will be subject to Group 2 restrictions. When Lincoln Lifetime IncomeSM Advantage is elected, the fixed account is no longer available except for dollar cost averaging. In addition, to satisfy the Investment Requirements of Lincoln Lifetime IncomeSM Advantage, contract value can be allocated in accordance with certain models made available to you by your broker-dealer as described below. At this time, 100% of the contract value can be allocated to one of the following models: American Legacy Fundamental Growth and Income Model, American Legacy Fundamental Balanced Model or American Legacy Fundamental Income Model.

As discussed in the Lincoln Lifetime IncomeSM Advantage Plus section, if you purchase the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the Asset Allocation Fund, a mutual fund, or to one of two asset allocation models: the American Legacy Fundamental Balanced Model or the American Legacy Fundamental Income Model.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage is a Rider that is available for purchase with your variable annuity contract if the purchase payment or contract value (if purchased after the contract is issued) is at least $50,000 and you are age 65 or older. All references to purchase payments are to gross purchase payments unless otherwise specified. This Rider provides minimum, guaranteed, periodic withdrawals for your life as contract owner/annuitant regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract but, is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This Rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. You may receive Maximum Annual Withdrawal amounts for your lifetime. Withdrawals in excess of the Maximum Annual Withdrawal amount may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with the Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 2. If you purchase the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are the following: the American Funds Insurance Series Asset Allocation Fund, a mutual fund, or one of two asset allocation models - the American Legacy Fundamental Balanced Model or American Legacy Fundamental Income Model.

We offer other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus. Not all riders will be available at all times.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your death. Accordingly, a significant risk against which the rider protects, i.e., that your contract value will be reduced to zero (due to poor market performance or charges) while you are still alive, may be minimal.

If the Rider is elected at contract issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued (by sending a written request to our Home Office), the Rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other living benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment. If you elect the Rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln New York contracts (or contracts issued by our affiliates) in which you are the covered life under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the Rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your Rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the Rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge in this prospectus. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:





         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge



Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments received in that year, will be increased by 5% if the contract owner/annuitant is under age 86. Additional purchase payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment. Any purchase payments made within the first 90 days after the effective date of the Rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal Amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Guaranteed Amount = $100,000

Additional purchase payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional purchase payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year Anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 15 years from the effective date of the Rider. The 5% Enhancement will cease upon the death of the contract owner/annuitant or when the contractowner/annuitant reaches age 86. A new 15-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000.

The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the Rider is within the 15-year period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the Rider will not change. However, the amount you pay for the Rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

     a. the contractowner/annuitant is still living and under age 86; and

   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the Rider will be the current charge for the Rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the Rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 15-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments):





                                                                             Potential for   Length of 5%
                                                                Guaranteed     Charge to     Enhancement
                                               Contract Value     Amount         Change         Period
                                              ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000....    $  47,750*       $50,000         No             15
         1st Benefit Year Anniversary .......    $  54,000        $54,000        Yes             15
         2nd Benefit Year Anniversary .......    $  53,900        $56,700         No             14
         3rd Benefit Year Anniversary .......    $  57,000        $59,535         No             13
         4th Benefit Year Anniversary .......    $  64,000        $64,000        Yes             15



*The beginning Contract Value is the initial purchase payment less the 4.5% sales charge.

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. On the 10th Benefit Year anniversary we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) An Excess Withdrawal (defined below) has occurred; or

   2) Cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 69 and at age 70. If one more $10,000 Maximum Annual Withdrawal was made at age 71, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments within 90 days of rider election). Required minimum distributions from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amounts section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 65 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 75, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up cannot increase the Guaranteed Amount beyond the Maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your lifetime as long as your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 36 months or more after the effective date of the Rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln New York contracts (or contracts issued by our affiliates) applicable to you can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals. If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments):





                                                                Guaranteed    Maximum Annual
                                               Contract Value     Amount     Withdrawal Amount
                                              ---------------- ------------ ------------------
         Initial Purchase Payment $50,000....    $  47,750*       $50,000         $2,500
         1st Benefit Year Anniversary .......    $  54,000        $54,000         $2,700
         2nd Benefit Year Anniversary .......    $  51,000        $51,300         $2,700
         3rd Benefit Year Anniversary .......    $  57,000        $57,000         $2,850
         4th Benefit Year Anniversary .......    $  64,000        $64,000         $3,200



*The beginning Contract Value is the initial purchase payment less the 4.5% sales charge.

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal Amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The contract value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 contract value ($7,000 \d $55,000)

Contract value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus, ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount, (plus any purchase payments made within 90 days of the rider effective date) over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or required minimum distributions, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you decide to purchase the Plus rider, your only investment options until the seventh Benefit Year anniversary are the: American Funds Insurance Series Asset Allocation Fund, a mutual fund, or one of two asset allocation models - the American Legacy Fundamental Balanced Model or American Legacy Fundamental Income Model. You may not transfer contract value out of these funds to any other funds before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to the Investment Requirements.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal Amount, because you have reached the Maturity Date of the Contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the contractowner will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon your death. To be eligible the death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the contractowner/annuitant, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If there is any remaining Guaranteed Amount, a surviving spouse may continue the contract by electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit. Upon election of i4LIFE (Reg. TM) Advantage with Guraranteed Income Benefit by a surviving spouse, the remaining Guaranteed Amount may be used to establish the Guaranteed Income Benefit. If the beneficiary elects to continue the contract after the death of the contractowner/annuitant (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

General Provisions.

Termination. After the seventh anniversary of the effective date of the Rider, the contractowner may terminate the Rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the annuity commencement date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death of the contractowner/annuitant;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future. The one-year wait does not apply to the election of a new rider after the exercise (and resulting termination) of the Lincoln Lifetime IncomeSM Advantage Plus.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage and the Lincoln SmartSecurity (Reg. TM) Advantage (discussed in your prospectus) (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage has the opportunity to provide a higher Guaranteed Amount because of the 5% Enhancement, Automatic Annual Step-up or 200% Step-up. However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage is higher than the Single Life option for Lincoln SmartSecurity (Reg. TM) Advantage and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement. There is no Joint Life option for Lincoln Lifetime IncomeSM Advantage. Another factor to consider is that immediate withdrawals from your contract, under the Lincoln Lifetime IncomeSM Advantage, will adversely impact the 5% Enhancement and 200% Step-up. The Lincoln SmartSecurity (Reg. TM) Advantage provides that Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage does not offer this feature. The Investment Requirements and Termination provisions are different between these two riders.


i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM)Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage if i4LIFE (Reg. TM) Advantage will provide a higher payout amount. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Lincoln Lifetime Income (Reg. TM) Advantage Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage at the terms in effect for owners of the Lincoln Lifetime Income (Reg. TM) Advantage rider. i4LIFE (Reg. TM) Advantage with the Lincoln Lifetime Income (Reg. TM) Advantage Guaranteed Income Benefit must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of your prospectus. The charges for these benefits will be the current charges in effect for the i4LIFE (Reg. TM) Advantage and Lincoln Lifetime Income (Reg. TM) Advantage Guaranteed Income Benefit at the time of election of these benefits. If you use your Lincoln Lifetime Income (Reg. TM) Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. In addition, Option 2 of the Investment Requirements applicable to Lincoln Lifetime IncomeSM Advantage will also apply to i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $100,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $5,020 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime Income (Reg. TM) Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit, whichever is in effect. See Death Benefits in this prospectus. Any Excess Withdrawals will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.

Availability. The Lincoln Lifetime IncomeSM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The contractowner/annuitant must be 65 years of age or older and under age 86 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or on or after the Annuity Commencement Date and must wait at least 12 months after terminating 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage or any other living benefits we may offer in the future. The 12 month wait will be waived for 60 days after the Lincoln Lifetime IncomeSM Advantage is available in your state. If you decide to drop a rider to add Lincoln Lifetime IncomeSM Advantage, your Guaranteed Amount will equal the current contract value on the effective date of the change. Before you make this change, you should consider that no guarantees or fee waiver provisions carry over from the previous rider. The Lincoln Lifetime IncomeSM Advantage terminates after the death of a covered life and the Guaranteed Amount is not available to a beneficiary. You will be subject to additional Investment Requirements. See the comparison to Lincoln SmartSecurity (Reg. TM) Advantage for other factors to consider before making a change.

There is no guarantee that the Lincoln Lifetime IncomeSM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. In addition, certain features of the Rider may not be available in some states. Check with your investment representative regarding availability.


Lincoln SmartSecurity (Reg. TM) Advantage


The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial gross purchase payment (or contract value if elected after contract issue) adjusted for subsequent gross purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. Two different options are available to step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up). You must choose one of these two options:

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

when you purchase the benefit. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.


By purchasing this Rider, you may be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with its variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.


If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Servicing office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial gross purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined Guaranteed Amount of all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you are the annuitant).


Additional gross purchase payments automatically increase the Guaranteed Amount by the amount of the gross purchase payment (not to exceed the maximum); for example, a $10,000 additional gross purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage
- 5 Year Elective Step-up option we may restrict gross purchase payments to your annuity contract in the future. We will notify you if we restrict additional gross purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow gross purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional gross purchase payments exceed $100,000 only with prior Home Office approval. Additional gross purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional gross purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and


b. the contract value as of the valuation date, after the deduction of any withdrawals (including interest adjustments), the Rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.


After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                                                Contract Value   Guaranteed Amount
         o Initial Deposit $50,000(less 4.5% sales charge)          $47,750     $50,000
         o 1st Benefit Year Anniversary                             $54,000     $54,000
         o 2nd Benefit Year Anniversary                             $53,900     $54,000
         o 3rd Benefit Year Anniversary                             $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Gross purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional gross purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional gross purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and

2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:


1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or


2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a. the contractowner (and spouse if applicable) is age 65;

b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.


If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Single Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount ; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or

 o upon termination of the underlying annuity contract.


The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln SmartSecurity (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage options.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to drop Lincoln SmartSecurity (Reg. TM) Advantage and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option and contractowners of qualified annuity contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage or on or after the Annuity Commencement Date.


There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. This Rider is available for contracts issued after October 1, 2003. Check with your investment representative regarding availability.



i4LIFE (Reg. TM) Advantage


i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP markets). This option is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected after the contract has been in effect for at least 12 months and before an annuity payout option is elected by sending a written request to our Servicing Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg.
TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life, if applicable, is age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. i4LIFE (Reg. TM) Advantage must be elected by age 85 for qualified contracts. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected.


Additional gross purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.


When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. Existing contractowners, with the Account Value death benefit, who elected i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.


Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, or 5% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any applicable interest adjustments. See Charges and Other Deductions. For information regarding income tax consequences of regular income payments, see Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age the age and sex of the annuitant and secondary life (if living);
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your death benefit:


         o i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                      $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000


     Death Benefit Value after i4LIFE (Reg. TM) regular income payment = $200,000 - $25,000 = $175,000

     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500

     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.


During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that regular income payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by gross purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest
    Account Value or contract value is obtained. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


There is a Guaranteed Income Benefit available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit charge.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit. Refer to the 4LATER (Reg. TM) section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Once the Guaranteed Income Benefit is elected, additional gross purchase payments cannot be made to the contract. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements - Option 1.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. In addition, we may make different versions of the Guaranteed Income

Benefit available to new purchasers or may create different versions for use with various living benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage who decides to drop Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage rider.

i4LIFE (Reg. TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit. This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of withdrawals to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. If your Account Value equals zero, no death benefit will be paid. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living. If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment affects the i4LIFE (Reg. TM) Account Value:

Guaranteed Income Benefit = $5,692; i4LIFE regular income payment = $5,280





         i4LIFE (Reg. TM) Account Value before payment            $80,000
         Regular Income Payment                                   -$5,280
         Additional withdrawal for Guaranteed Income Benefit        -$412
         i4LIFE (Reg. TM) Account Value after payouts             $74,308



In the current version of the Guaranteed Income Benefit option ("Version 2") the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a 15-year step-up period, you may elect a new 15-year step-up period by submitting a written request to the Servicing office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. At the time of a reset of the 15 year period, the Guaranteed Income Benefit charge may increase subject to the guaranteed maximum charge of 1.50%. (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges.) After we administer this election, you have 30 days to notify us if you wish to reverse the election.

If you have an older version of the Guaranteed Income Benefit ("Version 1"), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for sale.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See General i4LIFE (Reg. TM) Provisions for an example.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:

  o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.
  o The minimum Access Period required for this benefit is the longer of 15 years or the difference between your age (nearest birthday) and age 85.

  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the periodic income payment frequency; or
  o upon written notice to us; or
  o assignment of the contract.


A termination due to a decrease in the Access Period, a change in the periodic income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Lincoln Lifetime Income (Reg. TM) Advantage Guaranteed Income Benefit. Contractowners with the Lincoln Lifetime IncomeSM Advantage rider who purchase the Guaranteed Income Benefit are subject to the following guarantees which are set forth in the Lincoln Lifetime IncomeSM Advantage rider:

     a) Maximum charge for the Guaranteed Income Benefit

     b) guaranteed annuity factors.



General i4LIFE (Reg. TM) Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit Payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    750
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

Reduction in Guaranteed Income Benefit for Withdrawal = $750 X 10% = $75
     Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit) or Account Value death benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges and Other Deductions for a

discussion of the 4LATER (Reg. TM) Advantage charge.



4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the gross purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln New York automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any gross purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the gross purchase payment, plus 15% of that purchase payment.


Example:


         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.

Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
         New Income Base                                            $110,000
                                                                    --------
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional gross purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment

      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.


This reset may be elected by sending a written request to our Servicing office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income
Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base.

If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Servicing office.


At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.


Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Servicing office), then it will be effective on the next valuation date following approval by us.



4LATER (Reg. TM) Guaranteed Income Benefit


When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.


The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


      4LATER (Reg. TM) Guaranteed Income       $ 5,692      i4LIFE (Reg. TM) regular income payment       $ 5,280
       Benefit



         i4LIFE (Reg. TM) Account Value before payment                             $80,000
         Regular Income Payment                                               -    $ 5,280
         Additional payment for 4LATER (Reg. TM) Guaranteed Income Benefit    -    $   412
----------------------------------------------------------------------------       -------
         i4LIFE (Reg. TM) Account Value after payment                              $74,308


If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.


If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.


The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Servicing office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln New York administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost).


Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5355 \d $6375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5692 x 84% = $4781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.


If you terminate 4LATER (Reg. TM) prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage. If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATER (Reg. TM) will depend upon your state's approval of the 4LATER (Reg. TM) Rider. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option or i4LIFE (Reg. TM) Advantage has been elected, and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the Effective Date of 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts
- Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage.



Annuity Payouts


When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options


The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option or the Guaranteed Amount Annuity Payout option.


Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Servicing office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Servicing office. You must give us at least 30 days notice before the date on which you want payouts to begin. Annuity payouts cannot commence within 12 months of the effective date of the contract.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, or 5% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

Fixed Side of the Contract

Net purchase payments and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.5% per year on amounts held in a fixed account. Contracts issued prior to October 1, 2003 may guarantee a higher minimum rate of interest. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment and other charges (see Interest Adjustment and Charges and Other Deductions.). The interest adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 1.5% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. Older versions of the contract may not provide for Guaranteed Periods or an interest Adjustment (below).

ANY INTEREST IN EXCESS OF 1.5% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.


Guaranteed Periods

Guaranteed periods are only offered on individual contracts issued on or after October 1, 2003.

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

You may allocate net purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting net purchase payments into one or more guaranteed periods at any time. The minimum amount of any net purchase payment that can be allocated to a fixed subaccount is $2,000. Each net purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period net purchase payment will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.


We will notify the contractowner in writing at least 30 but not more than 75 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.



Interest Adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing , regular income payments under i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage) will be subject to the interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed subaccount will be increased or decreased by an interest adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege)

 o on the expiration date of a guaranteed period
 o as a result of the death of the contractowner or annuitant
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the contract date and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the contract date and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the contract date and prior to the 65th birthday of the contractowner and has existed continuously for twelve months.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a net purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the net purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the net purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the net purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The interest adjustment is calculated by multiplying the transaction amount by:


   (1+A)n    -1
----------
  (1+B )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

     n = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with New York law if:
 o your contract value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no gross purchase payments have been received for three (3) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional gross purchase payments to bring your contract value above the minimum level to avoid surrender. We will assess the account fee upon surrender.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account, if applicable, may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, without a new sales charge.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts

Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFA. The maximum commission the Principal Underwriter pays to LFA is 5.00% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 5.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln New York also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFA, is 5.00% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 5.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2007 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln New York. Questions about your contract should be directed to us at 1-800-942-5500.




Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings


The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned By An Individual


If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust.

Some exceptions to the rule are:

 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of an employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments in the VAA Must Be Diversified


For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract gross purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions


Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss of Interest Deduction


After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin


Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


Tax Treatment of Payments


We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.


Taxation of Withdrawals and Surrenders


You will pay tax on withdrawals to the extent your contract value exceeds your gross purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your gross purchase payments. In certain circumstances, your gross purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your account value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.


Taxation of Annuity Payouts


The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the gross purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed in the same manner as a withdrawal during the deferral period.


Taxation of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of gross purchase payments not previously received.


Penalty Taxes Payable on Withdrawals, Surrenders or Annuity Payouts


The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Special Rules If You Own More Than One Annuity Contract


In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments


Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting A Contract


If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your gross purchase payments not previously received. The new owner's gross purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits


Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit and other rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:

 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)

 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax Treatment of Qualified Contracts


The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:

 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include gross purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Lincoln SmartSecurity (Reg. TM) Advantage, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable On Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or

 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Plan Act permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs


Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does not expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a

"quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.


Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Servicing office at PO Box 7866, 1300 S. Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the gross purchase payment(s). IRA purchasers will receive gross purchase payments only.


State Regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln New York and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LFG.com, select service centers and continue on through the Internet Service Center.



Legal Proceedings

In the ordinary course of its business, Lincoln New York, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of Lincoln New York, the VAA, or the principal underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln Life & Annuity Variable Annuity Account H


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
               American Legacy (Reg. TM) Shareholder's Advantage
               Lincoln Life & Annuity Variable Annuity Account H











Please send me a free copy of the current Statement of Additional Information for Lincoln Life & Annuity Variable Annuity Account H (American Legacy (Reg.
TM) Shareholder's Advantage).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, Indiana 46801-7866.

Appendix A - Condensed Financial Information

Accumulation Unit Values

The following information relates to accumulation unit values and accumulation units for contracts purchased before July 22, 2005 for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.




                                 with EGMDB                                      with GOP
                 -------------------------------------------    -------------------------------------------
                  Accumulation unit value                        Accumulation unit value
                 --------------------------      Number of      --------------------------      Number of
                  Beginning        End of       accumulation     Beginning        End of       accumulation
                  of period        period          units         of period        period          units
                 -----------    -----------    -------------    -----------    -----------    -------------
                     (Accumulation unit value in dollars and Number of accumulation units in thousands)
Asset Allocation Subaccount
2002.........        N/A            N/A             N/A             N/A            N/A             N/A
2003.........        0.973          1.222            272            1.122          1.224             79
2004.........        1.222          1.315          1,035            1.224          1.318            614
2005.........        1.315          1.425          1,826            1.318          1.430          1,313
2006.........        1.425          1.622          1,738            1.430          1.630          1,310
2007.........        1.622          1.716          1,712            1.630          1.727          1,139
-------------        -----          -----          -----            -----          -----          -----
Blue Chip Income and Growth Subaccount
2002.........        N/A            N/A             N/A             N/A            N/A             N/A
2003.........        0.965          1.338            126            1.074          1.340            158
2004.........        1.338          1.458            471            1.340          1.462            536
2005.........        1.458          1.552            725            1.462          1.558            677
2006.........        1.552          1.810            779            1.558          1.819            657
2007.........        1.810          1.833            788            1.819          1.844            608
-------------        -----          -----          -----            -----          -----          -----
Bond Subaccount
2002.........        N/A            N/A             N/A             1.047          1.062            281
2003.........        1.075          1.189             74            1.062          1.190             20
2004.........        1.189          1.248            693            1.190          1.251            231
2005.........        1.248          1.258            996            1.251          1.263            519
2006.........        1.258          1.337            951            1.263          1.343            533
2007.........        1.337          1.371            904            1.343          1.379            589
-------------        -----          -----          -----            -----          -----          -----
Cash Management Subaccount
2002.........        N/A            N/A             N/A             N/A            N/A             N/A
2003.........        0.998          0.997              0            N/A            N/A             N/A
2004.........        N/A            N/A             N/A             N/A            N/A             N/A
2005.........        1.000          1.016            121            1.001          1.020              1
2006.........        1.016          1.055            113            1.020          1.061              1
2007.........        1.055          1.097            104            1.061          1.105              1
-------------        -----          -----          -----            -----          -----          -----
Global Bond Subaccount
2006.........        N/A            N/A             N/A             N/A            N/A             N/A
2007.........        N/A            N/A             N/A            10.204         10.978              7
-------------        -----          -----          -----           ------         ------          -----
Global Discovery Subaccount
2002.........        N/A            N/A             N/A             N/A            N/A             N/A
2003.........        1.264          1.366              1            N/A            N/A             N/A
2004.........        1.366          1.498              2            1.425          1.502              6
2005.........        1.498          1.648             23            1.502          1.654              7
2006.........        1.648          1.921             23            1.654          1.930              6
2007.........        1.921          2.235             23            1.930          2.249              1
-------------        -----          -----          -----           ------         ------          -----
Global Growth and Income Subaccount
2006.........        9.739         11.451              9           11.328         11.460             35
2007.........       11.451         12.809              9           11.460         12.835             36
-------------       ------         ------          -----           ------         ------          -----
Global Growth Subaccount
2002.........        N/A            N/A             N/A             N/A            N/A             N/A
2003.........        0.968          1.366             36            1.148          1.367             89
2004.........        1.366          1.539            258            1.367          1.543            356
2005.........        1.539          1.743            388            1.543          1.749            459
2006.........        1.743          2.083            385            1.749          2.094            465
2007.........        2.083          2.376            342            2.094          2.390            463
-------------       ------         ------          -----           ------         ------          -----

                                with EGMDB                                   with GOP
                 ----------------------------------------    ----------------------------------------
                 Accumulation unit value                     Accumulation unit value
                 -----------------------      Number of      -----------------------      Number of
                  Beginning      End of      accumulation     Beginning      End of      accumulation
                  of period      period         units         of period      period         units
                 -----------    --------    -------------    -----------    --------    -------------
                  (Accumulation unit value in dollars and Number of accumulation units in thousands)
Global SmallCap Subaccount
2002.........    N/A              N/A            N/A            N/A           N/A            N/A
2003.........    1.234           1.519             25           N/A           N/A            N/A
2004.........    1.519           1.823             99          1.621         1.828             10
2005.........    1.823           2.269            190          1.828         2.277             43
2006.........    2.269           2.795            151          2.277         2.808             46
2007.........    2.795           3.369            148          2.808         3.390             38
-------------    -----           -----           ----          -----         -----           ----
Growth Subaccount
2002.........    N/A              N/A            N/A            N/A           N/A            N/A
2003.........    0.932           1.332            264          1.064         1.334              1
2004.........    1.332           1.488            837          1.334         1.491            525
2005.........    1.488           1.716          1,170          1.491         1.722            845
2006.........    1.716           1.878          1,147          1.722         1.887            827
2007.........    1.878           2.094          1,042          1.887         2.107            693
-------------    -----           -----          -----          -----         -----           ----
Growth-Income Subaccount
2002.........    N/A              N/A            N/A           1.000         1.013             47
2003.........    0.997           1.346            509          1.013         1.348            261
2004.........    1.346           1.475          1,378          1.348         1.479            964
2005.........    1.475           1.550          2,092          1.479         1.555          1,549
2006.........    1.550           1.772          2,060          1.555         1.781          1,354
2007.........    1.772           1.848          1,921          1.781         1.860          1,311
-------------    -----           -----          -----          -----         -----          -----
High Income Bond Subaccount
2002.........    N/A              N/A            N/A            N/A           N/A            N/A
2003.........    1.302           1.421             43           N/A           N/A            N/A
2004.........    1.421           1.546            173          1.439         1.550             28
2005.........    1.546           1.569            278          1.550         1.575            127
2006.........    1.569           1.723            258          1.575         1.731            133
2007.........    1.723           1.733            215          1.731         1.744            139
-------------    -----           -----          -----          -----         -----          -----
International Subaccount
2002.........    N/A              N/A            N/A            N/A           N/A            N/A
2003.........    0.919           1.380             45          1.333         1.381              2
2004.........    1.380           1.634            203          1.381         1.638             99
2005.........    1.634           1.972            369          1.638         1.979            264
2006.........    1.972           2.329            400          1.979         2.340            260
2007.........    2.329           2.775            421          2.340         2.792            258
-------------    -----           -----          -----          -----         -----          -----
New World Subaccount
2002.........    N/A              N/A            N/A            N/A           N/A            N/A
2003.........    1.006           1.436              5           N/A           N/A            N/A
2004.........    1.436           1.694             15          1.484         1.698              9
2005.........    1.694           2.030             70          1.698         2.038             31
2006.........    2.030           2.673             73          2.038         2.686             35
2007.........    2.673           3.509             90          2.686         3.530             39
-------------    -----           -----          -----          -----         -----          -----
U.S. Government/AAA-Rated Securities Subaccount
2002.........    N/A              N/A            N/A            N/A           N/A            N/A
2003.........    1.027           1.031             78          1.044         1.032             14
2004.........    1.031           1.057            183          1.032         1.060             29
2005.........    1.057           1.075            211          1.060         1.079             66
2006.........    1.075           1.107            195          1.079         1.113             78
2007.........    1.107           1.171            202          1.113         1.178            236
-------------    -----           -----          -----          -----         -----          -----

Appendix B - Condensed Financial Information

Accumulation Unit Values

The following information relates to accumulation unit values and number of accumulation units for contracts purchased after July 22, 2005 (or later in those states that have not approved the contract changes) for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.




                          with EGMDB                          with GOP                        Acct Value DB
              ---------------------------------- ---------------------------------- ----------------------------------
               Accumulation unit                  Accumulation unit                  Accumulation unit
                     value                              value                              value
              --------------------   Number of   --------------------   Number of   --------------------   Number of
               Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
               of period   period      units      of period   period      units      of period   period      units
              ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                         (Accumulation unit value in dollars and Number of accumulation units in thousands)
Asset Allocation Subaccount
2005......... 10.429      10.740         20         10.384   10.749         33         N/A        N/A         N/A
2006......... 10.740      12.204         66         10.749   12.233        148        11.073    12.252         12
2007......... 12.204      12.887        128         12.233   12.937        326        12.252    12.970         21
------------- ------      ------        ---         ------   ------        ---        ------    ------        ---
Blue Chip Income and Growth Subaccount**
2005......... 10.443      10.732         20         10.386   10.741         27         N/A        N/A         N/A
2006......... 10.732      12.488         85         10.741   12.518         98         N/A        N/A         N/A
2007......... 12.488      12.627        118         12.518   12.676        171        12.718    12.708          1
------------- ------      ------        ---         ------   ------        ---        ------    ------        ---
Bond Subaccount
2005......... 10.095      10.037          8         10.022   10.045         28         N/A        N/A         N/A
2006......... 10.037      10.642         23         10.045   10.667        139        10.089    10.684         14
2007......... 10.642      10.897         43         10.667   10.940        212        10.684    10.968         21
------------- ------      ------        ---         ------   ------        ---        ------    ------        ---
Cash Management Subaccount
2005......... N/A           N/A         N/A         10.050   10.132          1*        N/A        N/A         N/A
2006......... 10.375      10.494          6         10.132   10.516         21         N/A        N/A         N/A
2007......... 10.494      10.891          7         10.516   10.931         89         N/A        N/A         N/A
------------- ------      ------        ---         ------   ------        ---        ------    ------        ---
Global Bond Subaccount
2006......... N/A           N/A         N/A          N/A       N/A         N/A         N/A        N/A         N/A
2007......... 10.330      10.942          9         10.035   10.960         24         N/A        N/A         N/A
------------- ------      ------        ---         ------   ------        ---        ------    ------        ---
Global Discovery Subaccount**
2005......... 10.307      11.243          1          N/A       N/A         N/A         N/A        N/A         N/A
2006......... 11.243      13.082          6         11.442   13.113         11         N/A        N/A         N/A
2007......... 13.082      15.197          8         13.113   15.256         10         N/A        N/A         N/A
------------- ------      ------        ---         ------   ------        ---        ------    ------        ---
Global Growth and Income Subaccount
2006......... 10.001      11.439         14          9.809   11.449         42        10.071    11.456         10
2007......... 11.439      12.773         81         11.449   12.804        149        11.456    12.824         24
------------- ------      ------        ---         ------   ------        ---        ------    ------        ---
Global Growth Subaccount
2005......... 10.635      11.456         12         10.739   11.465          7         N/A        N/A         N/A
2006......... 11.456      13.672         43         11.465   13.704         51        11.768    13.726          2
2007......... 13.672      15.562         55         13.704   15.622         84        13.726    15.662          2
------------- ------      ------        ---         ------   ------        ---        ------    ------        ---
Global SmallCap Subaccount
2005......... 10.835      12.060          5         10.812   12.070         17         N/A        N/A         N/A
2006......... 12.060      14.827         22         12.070   14.862         29        14.568    14.885          5
2007......... 14.827      17.843         32         14.862   17.911         43        14.885    17.958          6
------------- ------      ------        ---         ------   ------        ---        ------    ------        ---
Growth Subaccount
2005......... 10.585      11.271         27         10.521   11.280         45         N/A        N/A         N/A
2006......... 11.271      12.311        114         11.280   12.340        207        11.481    12.359         12
2007......... 12.311      13.707        150         12.340   13.760        304        12.359    13.796         22
------------- ------      ------        ---         ------   ------        ---        ------    ------        ---
Growth-Income Subaccount
2005......... 10.412      10.607         50         10.414   10.616         56         N/A        N/A         N/A
2006......... 10.607      12.110        180         10.616   12.139        301        10.779    12.158         14
2007......... 12.110      12.607        218         12.139   12.656        447        12.158    12.688         21
------------- ------      ------        ---         ------   ------        ---        ------    ------        ---
High Income Bond Subaccount
2005......... 10.212      10.224         14         10.189   10.233         17         N/A        N/A         N/A
2006......... 10.224      11.205         48         10.233   11.231        115        10.854    11.249          4
2007......... 11.205      11.253         76         11.231   11.296        148        11.249    11.325          5
------------- ------      ------        ---         ------   ------        ---        ------    ------        ---
International Subaccount
2005......... 10.723      12.073         11         10.637   12.083         18         N/A        N/A         N/A
2006......... 12.073      14.235         43         12.083   14.269         79        12.394    14.291         13
2007......... 14.235      16.933         56         14.269   16.998        107        14.291    17.042         14
------------- ------      ------        ---         ------   ------        ---        ------    ------        ---

                          with EGMDB                          with GOP                        Acct Value DB
              ---------------------------------- ---------------------------------- ----------------------------------
               Accumulation unit                  Accumulation unit                  Accumulation unit
                     value                              value                              value
              --------------------   Number of   --------------------   Number of   --------------------   Number of
               Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
               of period   period      units      of period   period      units      of period   period      units
              ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                         (Accumulation unit value in dollars and Number of accumulation units in thousands)
New World Subaccount
2005.........    10.821    11.700         4         10.698    11.710         4         N/A        N/A         N/A
2006.........    11.700    15.375        16         11.710    15.411        30         N/A        N/A         N/A
2007.........    15.375    20.145        20         15.411    20.223        44        15.799    20.275          2
-------------    ------    ------        --         ------    ------        --        ------    ------        ---
U.S. Government/AAA-Rated Subaccount
2005.........     9.961     9.965         3         10.032     9.973        19         N/A        N/A         N/A
2006.........     9.965    10.246         5          9.973    10.270        41         N/A        N/A         N/A
2007.........    10.246    10.812         7         10.270    10.855        68         N/A        N/A         N/A
-------------    ------    ------        --         ------    ------        --        ------    ------        ---

OVERVIEW OF LIVING BENEFIT RIDERS

We offer a number of optional living benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These living benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any living benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Not all riders or features are available in all states.

                                                                                                                    1) 4LATER(R)
                                                                                                                      ADVANTAGE
                                                                                                                     GUARANTEED
                                                                                                                       INCOME
                                                                                                                       BENEFIT

                                                                                                                     2) LINCOLN
                                                                                                                      LIFETIME
                                                                                                                     INCOME(SM)
                                                                                                                      ADVANTAGE
                                                                                                                     GUARANTEED
                                                                                                                       INCOME
                                                                 LINCOLN                                               BENEFIT
                                               LINCOLN           LIFETIME
                                                SMART           INCOME(SM)                                          3) i4LIFE(R)
                                             SECURITY(R)        ADVANTAGE                                             ADVANTAGE
                             LINCOLN          ADVANTAGE          (WITH OR                                            GUARANTEED
                              SMART             1-YR.            WITHOUT                                               INCOME
                           SECURITY(R)       AUTOMATIC           LINCOLN                                               BENEFIT
                            ADVANTAGE          STEP-UP           LIFETIME                                            (VERSION 2)
                              5-YR.            (PRIOR           INCOME(SM)                                             (PRIOR
                             ELECTIVE         VERSIONS          ADVANTAGE         i4LIFE(R)         4LATER(R)         VERSIONS
                             STEP-UP          MAY VARY)           PLUS)           ADVANTAGE         ADVANTAGE         MAY VARY)
------------------------------------------------------------------------------------------------------------------------------------
1.  Overview            Designed to       Designed to       Designed to       Designed to       Designed to       Designed to use
                        guarantee that at guarantee that if guarantee that if provide an        guarantee today a the Income Base
                        least the entire  you make your     you make your     income program    future minimum    established under
                        amount of your    first withdrawal  first withdrawal  that combines     payout floor for  4LATER(R)
                        purchase payments on or after the   on or after the   variable lifetime i4LIFE(R)         Advantage (if
                        will be returned  date you reach    date you reach    income payments   Advantage regular 4LATER(R)
                        to you through    age 65, you are   age 59 1/2 (age   and a death       income payments,  Advantage
                        periodic          guaranteed        65 under Joint    benefit with the  regardless of     Guaranteed Income
                        withdrawals,      income            Life), you are    ability to make   investment        Benefit is
                        regardless of the for your life     guaranteed income withdrawals       performance, by   elected) or the
                        investment        (and your         for your life     during a defined  providing an      Guaranteed Amount
                        performance of    spouse's, under   (and your         period.           Income Base       under LINCOLN
                        the contract.     Joint Life        spouse's, under   .                 during the        Lifetime
                                          version), even    Joint Life                          accumulation      INCOME(SM)
                                          after the entire  version).                           period that can   Advantage (if
                                          amount of         .                                   be used to        LINCOLN LIFETIME
                                          purchase payments LINCOLN LIFETIME                    establish in the  INCOME(SM)
                                          has been returned INCOME(SM)                          future a          Advantage
                                          to you through    Advantage Plus is                   Guaranteed Income Guaranteed Income
                                          periodic          designed to                         Benefit with      Benefit is
                                          withdrawals. If   guarantee that                      i4LIFE(R)         elected) or the
                                          lifetime          contract value                      Advantage.        Account Value*
                                          withdrawals are   will not be less                    .                 established under
                                          not in effect,    than the initial                                      i4LIFE(R)
                                          you may make      purchase payment                                      Advantage (if
                                          periodic          (or contract                                          i4LIFE(R)
                                          withdrawals of    value on rider                                        Advantage
                                          the Guaranteed    date) at the end                                      Guaranteed Income
                                          Amount.           of a 7-year                                           Benefit is
                                                            period IF you                                         elected) to
                                                            make no                                               provide a minimum
                                                            withdrawals and                                       payout floor for
                                                            cancel the                                            i4LIFE(R)
                                                            LINCOLN LIFETIME                                      Advantage regular
                                                            INCOME(SM)                                            income payments,
                                                            Advantage at that                                     regardless of
                                                            time.                                                 investment
                                                                                                                  performance.

                                                                                                                  * Can instead
                                                                                                                    use the
                                                                                                                    remaining
                                                                                                                    Guaranteed
                                                                                                                    Amount under
                                                                                                                    LINCOLN
                                                                                                                    SMARTSECURITY(R)
                                                                                                                    Advantage

2.  Current Fee         0.45% of          0.65% (Single     0.75% of          Varies based on   0.50% of Income   0.50% added to
                        Guaranteed Amount Life) or 0.80%    Guaranteed Amount product and death Base              the i4LIFE(R)
                                          (Joint Life) of                     benefit option                      Advantage charge
                                          Guaranteed        (0.90% with
                                          Amount            LINCOLN LIFETIME  (assessed as a %                    (assessed as a %
                                                            INCOME(SM)        of account value,                   of account value,
                                                            Advantage Plus)   and only during                     and only during
                                                                              annuity payout                      annuity payout
                                                                              phase)                              phase)

3.  Guaranteed          0.95% of          1.50% of          1.50% of          Same as current   1.50% of Income   1.50% added to
    Maximum Fee         Guaranteed Amount Guaranteed Amount Guaranteed Amount fee               Base              the i4LIFE(R)
                                                                                                                  Advantage charge

                                                                                                                  (assessed as a %
                                                                                                                  of account value,
                                                                                                                  and only during
                                                                                                                  annuity payout
                                                                                                                  phase)

4.  Withdrawals         Yes-7% annually   Yes-5% annually   Yes-5% annually   Yes, during       Yes, only after   No
    Permitted                                                                 Access Period     you elect
                                                            Withdrawals                         i4LIFE(R)
                                                            negate LINCOLN                      Advantage
                                                            Lifetime
                                                            INCOME(SM)
                                                            Advantage Plus

5.  Payments for Life   No                Yes (if           Yes (if           Yes (if           If elect          Yes (if
                                          conditions are    conditions are    conditions are    i4LIFE(R)         conditions are
                                          met)              met)              met)              Advantage         met)

6.  Potential Increases Purchase Payments Purchase Payments Purchase Payments N/A               Purchase Payments Automatic 3-Year
    to Guaranteed                                                                                                 Step-Ups
    Amount, Income      Optional 5-Year   Automatic Annual  5% Enhancements                     15% Enhancements
    Base, or            Step-Ups          Step-Ups                                              (every 3 years)   (if conditions
    Guaranteed Income                                       Automatic Annual                                      are met)
    Benefit (as         (if conditions    (if conditions    Step-Ups                            Resets to
    applicable)         are met)          are met)                                              contract value
                                                            200% Step-Up
                                                                                                (if conditions
                                                            (if conditions                      are met)
                                                            are met)

7.  Investment          Option 1          Option 1          Option 2          None              Option 1          Option 1
    Requirements
                                                                                                                  Option 2 for
                                                                                                                  LINCOLN LIFETIME
                                                                                                                  INCOME(SM)
                                                                                                                  Advantage
                                                                                                                  Guaranteed Income
                                                                                                                  Benefit

8.  Ability to Make     Yes               Yes, after the    Yes--may impact   No (non-qualified Yes               No
    Additional                            first rider       the charge        contracts)
    Purchase                              anniversary, if
    Payments if                           cumulative                          Yes, during
    Contract Value is                     payments are over                   Access Period,
    greater than zero                     $100,000 and                        unless 4LATER(R)
                                          prior Home Office                   Advantage
                                          approval is                         Guaranteed
                                          provided                            Income Benefit or
                                                                              i4LIFE(R)
                                                                              Advantage
                                                                              Guaranteed Income
                                                                              Benefit has been
                                                                              elected
                                                                              (qualified
                                                                              contracts)

9.  Spousal             Yes               Yes               No                No                Yes (prior to     No
    Continuation                                                                                Periodic Income
                                                                                                Commencement
                                                                                                Date)

10. Ability to Cancel   Yes, after 5      Yes, after 5      Yes, after 7      No (non-qualified Yes, after 3      Yes, after 3
    Rider               years following   years following   Years             contracts)        years following   years following
                        the later of      the later of                                          the later of      the later of
                        rider effective   rider effective                     Yes, at any time  rider effective   rider effective
                        date or           date or                             (qualified        date or most      date or most
                        contractowner-    contractowner-                      contracts)        recent Reset      recent Reset (if
                        elected step-up   elected step-up                                                         4LATER(R)
                                                                                                                  Advantage
                                                                                                                  Guaranteed
                                                                                                                  Income Benefit or
                                                                                                                  LINCOLN LIFETIME
                                                                                                                  INCOME(SM)
                                                                                                                  Advantage
                                                                                                                  Guaranteed Income
                                                                                                                  Benefit is
                                                                                                                  elected)

                                                                                                                  Yes, at any time
                                                                                                                  (if i4LIFE(R)
                                                                                                                  Advantage
                                                                                                                  Guaranteed Income
                                                                                                                  Benefit is
                                                                                                                  elected)

11. Nursing Home        No                No                Yes               No                No                No
    Benefit

12. May Elect Other     No                No                No                Limited to        No (prior to the  Limited to
    Living Benefit                                                            Guaranteed Income Periodic Income   i4LIFE(R)
    Riders                                                                    Benefit           Commencement      Advantage
                                                                                                Date)

American Legacy (Reg. TM) Shareholder's Advantage
Lincoln Life & Annuity Variable Annuity Account H    (Registrant)


Lincoln Life & Annuity Company of New York   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the American Legacy (Reg. TM) Shareholder's Advantage prospectus of Lincoln Life & Annuity Variable Annuity Account H dated April 30, 2008. You may obtain a copy of the American Legacy (Reg. TM) Shareholder's Advantage prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-800-942-5500.




Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Advertising                                     B-5
Additional Services                             B-6
Other Information                               B-6
Financial Statements                            B-7

This SAI is not a prospectus.

The date of this SAI is April 30, 2008.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

The financial statements of the VAA and the financial statements of Lincoln New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Keeper of Records


All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.




Principal Underwriter

Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation ("LFA"), our affiliate and the principal underwriter for certain other contracts issued by the Principal Underwriter. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFA (prior to May 1, 2007) and LFD (on and after May 1,
2007), acting as the Principal Underwriter paid $8,366,351, $10,724,332 and $12,439,107 to LFA and Selling Firms in 2005, 2006, and 2007, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium ...................    $50,000
         Premium taxes ....................    None
         Withdrawals ......................    None
         Guaranteed Period ................    5 years
         Guaranteed Interest Rate .........    3.50%
         Annuity Date .....................    Age 70
         Index Rate A .....................    3.50%
         Index Rate B .....................    4.00% End of contract year 1
                                               3.50% End of contract year 2
                                               3.00% End of contract year 3
                                               2.00% End of contract year 4
         Percentage adjustment to B .......    0.50%



  Formula                     (1 + Index A)n
                      ------------------------------
                                                     -1
                      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                       (3)
                (1)       (2)          Adjusted   (4)       (5)          (6)         (7)
                Annuity   Interest     Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment   Value      Value     (3) & (4)    Charge      Value
--------------- --------- ------------ ---------- --------- ------------ ----------- ----------
  1 ........... $51,710    0.962268    $49,759    $50,710   $50,710      $4,250      $46,460
  2 ........... $53,480    0.985646    $52,712    $51,431   $52,712      $4,250      $48,462
  3 ........... $55,312    1.000000    $55,312    $52,162   $55,312      $4,000      $51,312
  4 ........... $57,208    1.009756    $57,766    $52,905   $57,766      $3,500      $54,266
  5 ........... $59,170       N/A      $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                     BOY*                              Annual        EOY**
                     Annuity       Guaranteed          Account       Annuity
Contract Year        Value         Interest Rate       Fee           Value
-------------------- ---------     ---------------     ---------     ----------
  1 ................ $50,000   x       1.035       -   $40       =   $51,710
  2 ................ $51,710   x       1.035       -   $40       =   $53,480
  3 ................ $53,480   x       1.035       -   $40       =   $55,312
  4 ................ $55,312   x       1.035       -   $40       =   $57,208
  5 ................ $57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                     Surrender
                     Charge                       Surrender
Contract Year        Factor         Deposit       Charge
-------------------- ----------     ---------     ----------
  1 ................      8.5%  x   $50,000   =   $4,250
  2 ................      8.5%  x   $50,000   =   $4,250
  3 ................      8.0%  x   $50,000   =   $4,000
  4 ................      7.0%  x   $50,000   =   $3,500
  5 ................      6.0%  x   $50,000   =   $3,000

                           INTEREST ADJUSTMENT CALCULATION



Contract Year         Index A      Index B      Adj Index B      N        Result
------------------    ---------    ---------    -------------    -----    ---------
  1 ..............     3.50%        4.00%          4.50%          4       0.962268
  2 ..............     3.50%        3.50%          4.00%          3       0.985646
  3 ..............     3.50%        3.00%          3.50%          2       1.000000
  4 ..............     3.50%        2.00%          2.50%          1       1.009756
  5 ..............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                    Minimum             Annual
                                    Guaranteed          Account       Minimum
Contract Year                       Interest Rate       Fee           Value
--------------------                ---------------     ---------     ----------
  1 ................ $50,000    x       1.015       -   $40       =   $50,710
  2 ................ $50,710    x       1.015       -   $40       =   $51,431
  3 ................ $51,431    x       1.015       -   $40       =   $52,162
  4 ................ $52,162    x       1.015       -   $40       =   $52,905
  5 ................ $52,905    x       1.015       -   $40       =   $53,658

                               * BOY = beginning of year

                                          ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 "a" Individual Annuity Mortality Tables modified, with an assumed investment return at the rate of 3%, 4%, or 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.


         Annuitant ........................... Male, Age 65
         Secondary Life ...................... Female, Age 63
         Purchase Payment .................... $200,000.00
         Regular Income Payment Frequency .... Annual
         AIR ................................. 4.0%
         Hypothetical Investment Return ...... 4.0%

                                               15-year Access Period    30-Year Access Period
         Regular Income Payment .............. $ 10,795.64              $9,974.48

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,716.07 with the 15-year access period and $8,977.03 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,374.66 (assuming no withdrawals) will be used to continue the $10,795.64 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $66,884.77 (assuming no withdrawals) will be used to continue the $9,974.48 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Advertising
Lincoln Life & Annuity Company of New York (Lincoln New York) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln New York. The ratings are not intended to reflect the investment experience or financial strength of the VAA. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

Financial statements of the VAA and the financial statements of Lincoln New York appear on the following pages.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
            (Formerly Jefferson-Pilot LifeAmerica Insurance Company)

                              Financial Statements
                      For the Year Ended December 31, 2007,
             For the Periods from April 3 through December 31, 2006
                      and January 1 through April 2, 2006,
                    and for the Year Ended December 31, 2005

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                 BALANCE SHEETS
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                         AS OF DECEMBER 31,
                                                                       -----------------------
                                                                         2007           2006
                                                                       --------       --------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
    Fixed maturity (amortized cost: 2007 -- $5,767; 2006 -- $3,259)    $  5,759       $  3,294
    Equity (cost: 2007 -- $3; 2006 -- $5)                                     2              5
  Mortgage loans on real estate                                             260            251
  Policy loans                                                              387            184
  Other investments                                                           3              3
                                                                       --------       --------
  Total investments                                                       6,411          3,737
Cash and invested cash                                                      129             43
Deferred acquisition costs and value of business acquired                   799            366
Accrued investment income                                                    83             49
Reinsurance recoverables                                                    524            119
Goodwill                                                                    162            164
Other assets                                                                 84             45
Separate account assets                                                   2,284          1,752
                                                                       --------       --------
    Total assets                                                       $ 10,476       $  6,275
                                                                       ========       ========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                               $  1,448       $    447
Other contract holder funds                                               4,865          3,113
Other liabilities                                                           222             91
Separate account liabilities                                              2,284          1,752
                                                                       --------       --------
    Total liabilities                                                     8,819          5,403
                                                                       --------       --------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 12)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares, authorized, issued and outstanding          940            235
Retained earnings                                                           724            623
Accumulated other comprehensive income (loss)                                (7)            14
                                                                       --------       ---------
    Total stockholder's equity                                            1,657            872
                                                                       --------       ---------
      Total liabilities and stockholder's equity                       $ 10,476       $  6,275
                                                                       ========       ========

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              STATEMENTS OF INCOME
                                  (IN MILLIONS)

                                                                                 PERIOD FROM       PERIOD FROM
                                                                 FOR THE           APRIL 3          JANUARY 1         FOR THE
                                                                YEAR ENDED         THROUGH           THROUGH         YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,        APRIL 2,       DECEMBER 31,
                                                                   2007              2006              2006             2005
                                                                -----------      -----------       ------------     ------------
REVENUES
Insurance premiums                                                 $  85             $  27             $   5            $  10
Insurance fees                                                       237                89                 5               23
Net investment income                                                362               161                19               78
Realized loss                                                        (19)               (1)               --               (4)
                                                                   -----             -----             -----            -----
  Total revenues                                                     665               276                29              107
                                                                   -----             -----             -----            -----

BENEFITS AND EXPENSES
Interest credited                                                    193                95                11               48
Benefits                                                             194                43                 7               16
Underwriting, acquisition, insurance and other expenses              124                77                 6               22
                                                                   -----             -----             -----            -----
  Total benefits and expenses                                        511               215                24               86
                                                                   -----             -----             -----            -----
Income before federal income taxes                                   154                61                 5               21
Federal income taxes                                                  52                19                 2                8
                                                                   -----             -----             -----            -----
    Net income                                                     $ 102             $  42             $   3            $  13
                                                                   =====             =====             =====            =====

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                                  (IN MILLIONS)

                                                                                       PERIOD FROM    PERIOD FROM
                                                                         FOR THE         APRIL 3        JANUARY 1       FOR THE
                                                                        YEAR ENDED       THROUGH        THROUGH        YEAR ENDED
                                                                        DECEMBER 31,    DECEMBER 31,     APRIL 2,      DECEMBER 31,
                                                                           2007            2006           2006            2005
                                                                        -----------    ------------   ------------     -----------
COMMON STOCK
Balance at beginning-of-period                                            $   235         $   235        $   181         $   181
Stock compensation                                                             --              --              1              --
Acquisition by Lincoln National Corporation:
  Sale of stockholder's equity                                                 --              --           (182)             --
  Lincoln National Corporation purchase price                                  (1)             --            233              --
Merger with Predecessor Lincoln Life & Annuity Company of New York             --              --              2              --
Capital contribution                                                          706              --             --              --
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                  940             235            235             181
                                                                          -------         -------        -------         -------

RETAINED EARNINGS
Balance at beginning-of-period                                                623             581             26              18
Acquisition by Lincoln National Corporation:
  Sale of stockholder's equity                                                 --              --            (29)             --
Merger with Predecessor Lincoln Life & Annuity Company of New York             --              --            581              --
Cumulative effect of adoption of SOP 05-1                                      (1)             --             --              --
Comprehensive income (loss)                                                    81              53             (7)             (4)
Less other comprehensive income (loss), net of tax                            (21)             11            (10)            (17)
                                                                          -------         -------        -------         -------
  Net income                                                                  102              42              3              13
Dividends declared                                                             --              --             --              (5)
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                  724             623            581              26
                                                                          -------         -------        -------         -------

NET UNREALIZED GAIN (LOSS) ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-period                                                 14               3             10              27
Merger with Predecessor Lincoln Life & Annuity Company of New York             --              --              3              --
Change during the period                                                      (22)             11            (10)            (17)
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                   (8)             14              3              10
                                                                          -------         -------        -------         -------

NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-period                                                 --              --             --              --
Change during the period                                                        1              --             --              --
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                    1              --             --              --
                                                                          -------         -------        -------         -------
      Total stockholder's equity at end-of-period                         $ 1,657         $   872        $   819         $   217
                                                                          =======         =======        =======         =======

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                            STATEMENTS OF CASH FLOWS
                                  (IN MILLIONS)

                                                                                          PERIOD FROM   PERIOD FROM
                                                                              FOR THE       APRIL 3      JANUARY 1      FOR THE
                                                                             YEAR ENDED     THROUGH       THROUGH      YEAR ENDED
                                                                            DECEMBER 31,   DECEMBER 31,   APRIL 2,     DECEMBER 31,
                                                                                2007          2006          2006          2005
                                                                            -----------   ------------  ------------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                     $ 102         $  42         $   3         $  13
Adjustments to reconcile net income to net cash provided by operating activities:
    Deferred acquisition costs and value of business acquired deferrals
      and interest, net of amortization                                          (46)          (34)           (4)           (9)
    Change in accrued investment income                                          (23)            1            (1)            1
    Change in contract accruals                                                   49            46             1            (5)
    Change in contract holder funds                                              (51)          (12)            5            25
    Change in amounts recoverable from reinsurers                                (35)          (12)           --             1
    Change in federal income tax accruals                                         59             8             5             3
    Stock-based compensation expense                                              --            --             1            --
    Depreciation, amortization and accretion, net                                  1            (1)            1             3
    Realized loss                                                                 19             1            --             4
    Other                                                                         --            (3)           (4)            4
                                                                               -----         -----         -----         -----
      Net adjustments                                                            (27)           (6)            4            27
                                                                               -----         -----         -----         -----
        Net cash provided by operating activities                                 75            36             7            40
                                                                               -----         -----         -----         -----

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (734)         (349)           (8)         (205)
Sales of available-for-sale securities                                           143            84            12           135
Maturities of available-for-sale securities                                      550           212            16           117
Purchases of other investments                                                   (82)          (11)           --          (114)
Sales or maturities of other investments                                          79            13             4           104
Cash acquired from merger                                                         --            12            --            --
Other                                                                             --            (6)           --            (1)
                                                                               -----         -----         -----         -----
        Net cash provided by (used in) investing activities                      (44)          (45)           24            36
                                                                               -----         -----         -----         -----

CASH FLOWS FROM FINANCING ACTIVITIES
Universal life and investment contract deposits                                  541           395            27           124
Universal life and investment contract withdrawals                              (412)         (296)          (65)         (197)
Investment contract transfers                                                    (74)          (45)           --            --
Dividends paid                                                                    --            --            --            (5)
                                                                               -----         -----         -----         -----
        Net cash provided by (used in) financing activities                       55            54           (38)          (78)
                                                                               -----         -----         -----         -----
         Net increase (decrease) in cash and invested cash                        86            45            (7)           (2)
                                                                               -----         -----         -----         -----
         Cash and invested cash at beginning-of-period                            43            (2)            5             7
                                                                               -----         -----         -----         -----
            Cash and invested cash at end-of-period                            $ 129         $  43         $  (2)        $   5
                                                                               =====         =====         =====         =====

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot"). At that time, JPLA, a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company ("JPFIC"), a wholly-owned subsidiary of Jefferson-Pilot, became a wholly-owned subsidiary of LNC. Associated with the merger between LNC and Jefferson-Pilot, JPLA and the predecessor Lincoln Life & Annuity Company of New York ("predecessor LLANY") were merged into a single entity, effective April 2, 2007, with JPLA being the surviving entity, which was renamed to LLANY.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations", excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principle Board ("APB") Opinion No. 16, "Business Combinations"("APB Opinion No. 16"), provide a source of guidance for such transactions. In accordance with APB Opinion No. 16 the financial statements are presented as if LLANY completed the merger with predecessor LLANY on April 3, 2006 and we have included the results of operations and financial condition of predecessor LLANY in our financial statements beginning on April 3, 2006 and all comparative financial statements are restated and presented as if the entities had been previously combined, in a manner similar to a pooling-of-interests. The financial statements for the period from January 1 through April 2, 2006 and for the year ended December 31, 2005 exclude the results of operations and financial condition of predecessor LLANY.

Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications have no effect on net income or stockholder's equity of the prior years.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 17 for additional discussion on SAP.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred policy acquisition costs ("DAC"), goodwill, value of business acquired ("VOBA"), future contract benefits and other contract holder funds, deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions, not involving entities under common control, initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The fair values are subject to adjustment of the initial allocation for a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES

Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, other contract holder funds and deferred income taxes. The fair value of actively traded securities is based on quoted market prices from observable market data or estimates from independent pricing services. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

We regularly review available-for-sale securities for impairments in value deemed to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized loss in net income. A write-down for impairment can be recognized for both credit-related events and for change in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery in value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, the write-down is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to:
1) the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; 2) our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; 3) the cause of the decline; and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

For asset-backed and mortgage-backed securities, included in the available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Statements of Income.

POLICY LOANS

Policy loans are carried at unpaid principal balances.

REALIZED LOSS

Realized loss includes realized gains and losses from the sale of investments and net gains and losses on reinsurance embedded derivatives on Modco reinsurance arrangements. Realized loss is recognized in net income, net of associated amortization of DAC, VOBA, deferred sales inducements ("DSI") and DFEL and changes in other contract holder funds. Realized loss is also net of allocations of investment gains and losses to certain contract holders and certain reinsurance arrangements for which we have a contractual obligation.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed minimum withdrawal benefits ("GMWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value.

See Note 5 for discussion on Derivative Instruments.

CASH AND CASH EQUIVALENTS

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. The methodology for determining the amortization of DAC varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC balance or related amortization under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract form adjusted for emerging experience and expected trends.

VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products, (i.e., variable deferred annuities) and over the premium paying period for insurance products, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Amortization expense of DAC and VOBA reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC and VOBA amortization within realized gains and losses reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility period to period in net realized gains and losses.

Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Balance Sheets. DSI is amortized over the expected life of the contract as an expense in interest credited on our Statements of Income. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and are amortized into income over the life of the contract in a manner consistent with that used for DAC. The deferral and amortization of DFEL is reported within insurance fees on our Statements of Income.

See Note 2 for discussion of the adoption and impact of Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").

On a quarterly basis, we may record an adjustment to the amounts included on our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ended December 31, 2007.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income, respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. When an impairment occurs, the carrying amounts are written down and a charge is recorded against net income using a combination of fair value and discounted cash flows. No impairments occurred during the three years ended December 31, 2007.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: 1) the economic or competitive environments in which the company operates; 2) profitability analyses; 3) cash flow analyses; and 4) the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary.

PROPERTY AND EQUIPMENT

Property and equipment owned for company use is included in other assets on our Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until disposed of.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities represent segregated funds administered and invested for the exclusive benefit of pension and variable life and annuity contract holders. Separate account assets are carried at fair value and the related liabilities are measured at an equivalent amount to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by us with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees. The revenues earned for administrative and contract holder maintenance services performed for these separate accounts are included in insurance fees on our Statements of Income.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for universal and variable universal life insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefit ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: 1) overall reserve position; 2) reserving techniques; and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2007 and 2006, participating policies comprised approximately 4% and 1% of the face amount of insurance in force, and dividend expenses were $25 million, $5 million and less than $1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Universal life and variable universal life products with secondary guarantees represented approximately 15% of permanent life insurance in force as of December 31, 2007 and approximately 85% of sales for these products in 2007. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS

Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that have been assessed and earned against contract account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the contract holder.

BENEFITS

Benefits for universal life and other interest-sensitive life insurance products includes benefit claims incurred during the period in excess of contract account balances. Benefits also includes the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with GMWB and GIB. For traditional life, group health and disability income products, benefits and expenses, other than DAC and VOBA, are recognized when incurred in a manner consistent with the related premium recognition policies.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in the general account during 2005 through 2007 ranged from 3.00% to 9.00%.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for obligations to employees under LNC's various pension and other postretirement benefit plans, LNC is required to make a number of assumptions to estimate related liabilities and expenses. LNC uses assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of LNC's accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 15 for more information on our accounting for employee benefit plans.

STOCK-BASED COMPENSATION

We are included in LNC's consolidated incentive compensation plans. We expense our portion of the fair value of stock awards included in LNC's incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income. For additional information on stock-based incentive compensation see Note 16.

INCOME TAXES

We have elected to file consolidated federal and state income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We adopted SOP 05-1 effective January 1, 2007. The adoption of SOP 05-1 did not have a material impact on our financial condition or results of operations.

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of less than $1 million on our Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 6 for more information regarding our adoption of FIN 48.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

We adopted the provisions SFAS 155 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 did not have a material impact on our financial condition or results of operations.

STAFF ACCOUNTING BULLETIN NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS

In September 2006, the U.S. Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006, with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our financial statements.

SFAS NO. 123(R) -- SHARE-BASED PAYMENT

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS No. 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123, under SFAS 123(R), the fair value of share-based payments is recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award. We had previously adopted the retroactive restatement method under SFAS No. 148, "Accounting for Stock-based Compensation -- Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123 and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The adoption of SFAS 123(R) did not have a material effect on our income before federal income taxes or net income.

SFAS 123(R) eliminates the alternative under SFAS 123 permitting the recognition of forfeitures as they occur. Expected forfeitures, resulting from the failure to satisfy service or performance conditions, must be estimated at the grant date, thereby recognizing compensation expense only for those awards expected to vest. In accordance with SFAS 123(R), we have included estimated forfeitures in the determination of compensation costs for all share-based payments. Estimates of expected forfeitures must be reevaluated at each balance sheet date, and any change in the estimates will be recognized retrospectively in net income in the period of the revised estimates.

Prior to the adoption of SFAS 123(R), we presented all tax benefits of deductions resulting from the exercise of stock options as operating cash flows on our Statements of Cash Flows. SFAS 123(R) requires the cash flows from tax benefits resulting from tax deductions in excess of the compensation costs recognized to be classified as financing cash flows. Our excess tax benefits are classified as financing cash flows, prospectively, on our Statements of Cash Flows for the years ended December 31, 2007 and 2006.

Our employees are included in LNC's various incentive plans. LNC issues share-based compensation awards under authorized plans, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, we record compensation expense over the period from the grant date to the date of retirement eligibility. As a result of adopting SFAS 123(R), we have revised the prior method of recording unrecognized compensation expense upon retirement and use the non-substantive vesting period approach for all new share-based awards granted after January 1, 2006. Under the non-substantive vesting period approach, we recognize compensation cost immediately for awards granted to retirement-eligible employees, or ratably over a period from the grant date to the date retirement eligibility is achieved. If we would have applied the non-substantive vesting period approach to all share based compensation awards granted prior to January 1, 2006, it would not have a material effect on our results of operations or financial position.

See Note 16 for more information regarding our stock-based compensation plans.

FASB STAFF POSITION FAS 115-1 AND FAS 124-1 -- THE MEANING OF
OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 -- "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority, Level 1, is given to quoted prices in active markets for identical assets or liabilities. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs, the lowest priority, include unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk. We have certain guaranteed benefit features that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing a number for Level 3, with some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. We adopted SFAS 157 for all of our financial instruments effective January 1, 2008 and expect to record between a $1 million and $8 million increase to net income attributable to changes in the fair value of indexed annuities reported in our Individual Markets --Annuities segment.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any existing financial assets or liabilities that existed as of January 1, 2008.

SFAS NO. 141(R) -- BUSINESS COMBINATIONS

In December 2007, the FASB issued SFAS No. 141(R) "Business Combinations" ("SFAS 141(R)") -- a revision to the FASB Statement SFAS No. 141 "Business Combinations" ("SFAS 141"), which aims to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. SFAS 141(R) retains the fundamental requirements of SFAS 141, broadens its scope by applying the acquisition method to all transactions and other events in which one entity obtains control over one or more other businesses, and requires, among other things, that assets acquired and liabilities assumed be measured at fair value as of the acquisition date, liabilities related to contingent consideration be recognized at the acquisition date and remeasured at fair value in each subsequent reporting period, acquisition-related costs be expensed as incurred and that income be recognized if the fair value of the net assets acquired exceeds the fair value of the consideration transferred. SFAS 141(R) applies to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008.

3. ACQUISITIONS AND REINSURANCE ASSUMPTION FROM LNL

ACQUISITIONS

JEFFERSON-PILOT MERGER

On April 3, 2006, LNC completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. Associated with the merger between LNC and Jefferson-Pilot, LLANY and predecessor were merged into a single entity, effective April 2, 2007, with JPLA being the surviving entity, which was renamed to LLANY.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date.

The fair value of LLANY's (formerly JPLA) net assets acquired in the merger was $232 million. Goodwill of $52 million resulted from the excess of purchase price over the fair value of net assets acquired. LNC paid a premium over the fair value of net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

- Greater size and scale with improved earnings diversification and strong financial flexibility;

-    Broader, more balanced product portfolio;

-    Larger distribution organization; and

- Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the fair values of LLANY's (formerly JPLA) net assets acquired (in millions) as of the acquisition date:

                                                                     FAIR VALUE
                                                                     ----------
Investments                                                          $    1,307
Reinsurance recoverables                                                     10
Value of business acquired                                                   66
Goodwill                                                                     52
Other assets                                                                 24
Separate account assets                                                      22
Future contract benefits and other contract holder funds                 (1,221)
Income tax liabilities                                                       (3)
Accounts payable, accruals and other liabilities                             (3)
Separate account liabilities                                                (22)
                                                                     ----------
  Total purchase price                                               $      232
                                                                     ==========

The following table summarized the sale of LLANY's (formerly JPLA) stockholder's equity (in millions) as of the acquisition date:

                                                                      CARRYING
                                                                        VALUE
                                                                     ----------
Investments                                                          $    1,306
Reinsurance recoverables                                                     10
Deferred acquisition costs                                                   60
Value of business acquired                                                   11
Goodwill                                                                     20
Other assets                                                                 18
Separate account assets                                                      22
Future contract benefits and other contract holder funds                 (1,201)
Income tax liabilities                                                       (9)
Accounts payable, accruals and other liabilities                             (4)
Separate account liabilities                                                (22)
                                                                     ----------
Total sale of stockholder's equity                                   $      211
                                                                     ==========
Composition of stockholder's equity sold
Common stock                                                         $      182
Retained earnings                                                            29
                                                                     ----------
                                                                     $      211
                                                                     ==========

The goodwill (in millions) resulting from the merger was allocated to the following segments:

                                                                     FAIR VALUE
                                                                     ----------
Individual Markets:
Life Insurance                                                       $       43
Annuities                                                                     9
                                                                     ----------
  Total goodwill                                                     $       52
                                                                     ==========

PREDECESSOR LLANY MERGER

The carrying value of predecessor LLANY's net assets that were merged into LLANY (formerly JPLA) was $586 million. The following table summarizes the acquired values of predecessor LLANY's net assets (in millions) as of April 3, 2006:

                                                                      CARRYING
                                                                        VALUE
                                                                     ----------
Investments                                                          $    2,356
Reinsurance recoverables                                                     98
Value of business acquired                                                  277
Goodwill                                                                    110
Other assets                                                                 75
Separate account assets                                                   1,348
Future contract benefits and other contract holder funds                 (2,271)
Income tax liabilities                                                      (34)
Accounts payable, accruals and other liabilities                            (25)
Separate account liabilities                                             (1,348)
                                                                     ----------
  Total net assets acquired                                          $      586
                                                                     ==========

The goodwill (in millions) that was merged into LLANY was allocated to the following segments:

                                                                      CARRYING
                                                                        VALUE
                                                                     ----------
Individual Markets:
Life Insurance                                                       $       93
Annuities                                                                    17
                                                                     ----------
  Total goodwill                                                     $      110
                                                                     ==========

REINSURANCE ASSUMPTION FROM LNL

Effective March 1, 2007, LNL ceded to predecessor LLANY, through an assignment and assumption agreement, certain blocks of individual and group life business. This assumption was a non-cash transaction. The following table summarizes the amounts (in millions) assumed from LNL:

                                                                      ACQUIRED
                                                                        VALUE
                                                                     ----------
Investments                                                          $    2,510
Policy loans                                                                209
Deferred acquisition costs and value of business acquired                   366
Accrued investment income                                                    11
Reinsurance recoverables                                                    370
Other assets                                                                 22
Future contract benefits and other contract holder funds                 (2,701)
Other liabilities                                                           (83)
                                                                     ----------
  Total capital contribution                                         $      704
                                                                     ==========

The caption capital contribution, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $704 million presented above as well as a $2 million capital contribution for an unrelated matter.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                    AS OF DECEMBER 31, 2007
                                          -----------------------------------------
                                                       GROSS UNREALIZED
                                          AMORTIZED    -----------------     FAIR
                                             COST      GAINS      LOSSES     VALUE
                                          ---------    ------     ------     ------
  Corporate bonds                           $4,481     $   94     $   94     $4,481
  U.S. Government bonds                         31          2         --         33
  Foreign government bonds                      46          6         --         52
  Asset and mortgage-backed securities       1,169         15         32      1,152
  State and municipal bonds                     37          1         --         38
  Redeemable preferred stocks                    3         --         --          3
                                            ------     ------     ------     ------
    Total fixed maturity securities          5,767        118        126      5,759
Equity securities                                3         --          1          2
                                            ------     ------     ------     ------
    Total available-for-sale securities     $5,770     $  118     $  127     $5,761
                                            ======     ======     ======     ======

                                                   AS OF DECEMBER 31, 2006
                                          -----------------------------------------
                                                       GROSS UNREALIZED
                                          AMORTIZED    -----------------     FAIR
                                             COST      GAINS      LOSSES     VALUE
                                          ---------    ------     ------     ------
  Corporate bonds                           $2,610     $   48     $   18     $2,640
  U.S. Government bonds                         20         --         --         20
  Foreign government bonds                      15          3         --         18
  Asset and mortgage-backed securities         578          7          5        580
  State and municipal bonds                     27         --         --         27
  Redeemable preferred stocks                    3         --         --          3
  Affiliate bonds                                6         --         --          6
                                            ------     ------     ------     ------
    Total fixed maturity securities          3,259         58         23      3,294
Equity securities                                5         --         --          5
                                            ------     ------     ------     ------
    Total available-for-sale securities     $3,264     $   58     $   23     $3,299
                                            ======     ======     ======     ======

The amortized cost and fair value of available-for-sale fixed maturity securities by contractual maturities (in millions) were as follows:

                                                               AS OF DECEMBER 31, 2007
                                                            ----------------------------
                                                            AMORTIZED COST    FAIR VALUE
                                                            --------------    ----------
Due in one year or less                                         $  352          $  353
Due after one year through five years                            1,215           1,242
Due after five years through ten years                           1,239           1,241
Due after ten years                                              1,792           1,771
                                                                ------          ------
  Subtotal                                                       4,598           4,607
Asset and mortgage-backed securities                             1,169           1,152
                                                                ------          ------
    Total available-for-sale fixed maturity securities          $5,767          $5,759
                                                                ======          ======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                   AS OF DECEMBER 31, 2007
                                                              ---------------------------------------------------------------
                                                              LESS THAN OR EQUAL       GREATER THAN
                                                               TO TWELVE MONTHS        TWELVE MONTHS            TOTAL
                                                              -------------------   -------------------   -------------------
                                                                         GROSS                 GROSS                 GROSS
                                                              FAIR     UNREALIZED   FAIR     UNREALIZED   FAIR     UNREALIZED
                                                              VALUE      LOSSES     VALUE      LOSSES     VALUE      LOSSES
                                                              ------   ----------   ------   ----------   ------   ----------
  Corporate bonds                                             $1,109     $   51     $  698     $   43     $1,807     $   94
  Foreign government bonds                                         2         --         --         --          2         --
  Asset and mortgage-backed securities                           333         24        178          8        511         32
  State and municipal bonds                                        2         --          5         --          7         --
                                                              ------     ------     ------     ------     ------     ------
    Total fixed maturity securities                            1,446         75        881         51      2,327        126
Equity securities                                                  2          1         --         --          2          1
      Total available-for-sale securities                     $1,448     $   76     $  881     $   51     $2,329     $  127
                                                              ======     ======     ======     ======     ======     ======
Total number of securities in an unrealized loss position                                                               738
                                                                                                                     ======

                                                                                   AS OF DECEMBER 31, 2006
                                                              ---------------------------------------------------------------
                                                              LESS THAN OR EQUAL       GREATER THAN
                                                               TO TWELVE MONTHS        TWELVE MONTHS            TOTAL
                                                              -------------------   -------------------   -------------------
                                                                         GROSS                 GROSS                 GROSS
                                                              FAIR     UNREALIZED   FAIR     UNREALIZED   FAIR     UNREALIZED
                                                              VALUE      LOSSES     VALUE      LOSSES     VALUE      LOSSES
                                                              ------   ----------   ------   ----------   ------   ----------
  Corporate bonds                                             $  523     $    5     $  438     $   13     $  961     $   18
  U.S. Government bonds                                            9         --         --         --          9         --
  Foreign government bonds                                         1         --         --         --          1         --
  Asset and mortgage-backed securities                            93         --        171          5        264          5
  State and municipal bonds                                       --         --          8         --          8         --
  Affiliate bonds                                                  6         --         --         --          6         --
                                                              ------     ------     ------     ------     ------     ------
    Total fixed maturity securities                              632          5        617         18      1,249         23
Equity securities                                                 --         --         --         --         --         --
    Total available-for-sale securities                       $  632     $    5     $  617     $   18     $1,249     $   23
                                                              ======     ======     ======     ======     ======     ======
Total number of securities in an unrealized loss position                                                               581
                                                                                                                     ======

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities, where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                                               AS OF DECEMBER 31, 2007
                                                          ----------------------------------
                                                                      GROSS         NUMBER
                                                          FAIR      UNREALIZED        OF
                                                          VALUE       LOSSES      SECURITIES
                                                          -----     ----------    ----------
Less than six months                                       $18          $ 6            8
Six months or greater, but less than nine months            11            5           12
Nine months or greater, but less than twelve months          4            2            5
Twelve months or greater                                    23           11           16
                                                           ---          ---          ---
  Total available-for-sale securities                      $56          $24           41
                                                           ===          ===          ===

                                                                 AS OF DECEMBER 31, 2006
                                                          ----------------------------------
                                                                      GROSS         NUMBER
                                                          FAIR      UNREALIZED        OF
                                                          VALUE       LOSSES      SECURITIES
                                                          -----     ----------    ----------
Less than six months                                       $--          $--            2
Six months or greater, but less than nine months            --           --           --
Nine months or greater, but less than twelve months         --           --            1
Twelve months or greater                                    --           --            1
                                                           ---          ---           --
  Total available-for-sale securities                      $--          $--            4
                                                           ===          ===          ===

As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the decline being principally attributable to changes in interest rates and credit spreads during the holding period and our current ability and intent to hold securities in an unrealized loss position for a period of timesufficient for recovery, we believe that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the United States with the largest concentrations in Illinois, Texas and New York accounting for approximately 28% of mortgage loans as of December 31, 2007.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) were as follows:

                                                                 PERIOD FROM    PERIOD FROM
                                                    FOR THE        APRIL 3        JANUARY 1      FOR THE
                                                   YEAR ENDED      THROUGH         THROUGH     YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,     APRIL 2,    DECEMBER 31,
                                                      2007           2006            2006         2005
                                                   -----------   ------------   -----------    -----------
Available-for-sale fixed maturity securities          $ 319          $ 140           $  17        $  73
Mortgage loans on real estate                            16             13               1            4
Policy loans                                             21              8               1            2
Invested cash                                             4              2              --           --
Other investments                                         2              1              --           --
                                                      -----          -----           -----        -----
  Total investment income                               362            164              19           79
Investment expense                                       --             (3)             --           (1)
                                                      -----          -----           -----        -----
    Net investment income                             $ 362          $ 161           $  19        $  78
                                                      =====          =====           =====        =====

REALIZED LOSS

The detail of the realized loss (in millions) was as follows:

                                                                         PERIOD FROM   PERIOD FROM
                                                            FOR THE        APRIL 3      JANUARY 1       FOR THE
                                                           YEAR ENDED      THROUGH       THROUGH       YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                              2007           2006          2006          2005
                                                          -----------    -----------   -----------    -----------
Available-for-sale fixed maturity securities:
  Gross gains                                                $   6          $   2         $  --         $  --
  Gross losses                                                 (29)            (2)           --            (4)
Gain on other investments                                       --              1            --            --
Associated amortization of DAC, VOBA, DSI, DFEL and
  changes in other contract holder funds                         4             (2)           --            --
                                                             -----          -----         ---           ---
    Total realized loss                                      $ (19)         $  (1)        $  --         $  (4)
                                                             =====          =====         ===           =====
Write-downs for other-than-temporary impairments
  included in realized loss on investments above             $ (27)         $  (2)        $  --         $  --
                                                             =====          =====         ===           ===

INVESTMENT COMMITMENTS

As of December 31, 2007, our investment commitments, primarily mortgage loans on real estate, were $12 million.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2007 and 2006, we did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the United States.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million and $1 million as of December 31, 2007 and 2006, respectively.

5. DERIVATIVE INSTRUMENTS

We have certain variable annuity products with GMWB and GIB features that are embedded derivatives. As of December 31, 2007 and 2006, we have embedded derivative instruments of $12 million and $2 million, respectively. The change in fair value of the embedded derivatives flows through net income as benefits on our Statements of Income. As of December 31, 2007 and 2006, we had approximately $1.1 billion and $737 million, respectively, of separate account values that were attributable to variable annuities with a GMWB feature. As of December 31, 2007 and 2006, we had approximately $43 million and $20 million, respectively, of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

6. FEDERAL INCOME TAXES

Federal income tax expense (in millions) was as follows:

                                                              PERIOD FROM   PERIOD FROM
                                                 FOR THE        APRIL 3      JANUARY 1        FOR THE
                                                YEAR ENDED      THROUGH       THROUGH        YEAR ENDED
                                               DECEMBER 31,   DECEMBER 31,    APRIL 2,      DECEMBER 31,
                                                   2007          2006           2006           2005
                                               -----------    -----------   ------------    -----------
Current                                            $27           $(8)           $--            $ 5
Deferred                                            25            27              2              3
                                                   ---           ---            ---            ---
    Total federal income tax expense               $52           $19            $ 2            $ 8
                                                   ===           ===            ===            ===

The effective tax rate on pre-tax income was different than the prevailing corporate federal income tax rate. A reconciliation of this difference (dollars in millions) was as follows:

                                                              PERIOD FROM   PERIOD FROM
                                                 FOR THE        APRIL 3       JANUARY 1      FOR THE
                                               YEAR ENDED      THROUGH        THROUGH       YEAR ENDED
                                               DECEMBER 31,   DECEMBER 31,    APRIL 2,      DECEMBER 31,
                                                   2007          2006           2006           2005
                                               -----------    -----------   ------------    -----------
Tax rate of 35% times pre-tax income               $54           $21            $ 2            $ 7
Effect of:
  Tax-preferred investment income                   (2)           (1)            --             --
  Other items                                       --            (1)            --              1
                                                   ---           ---            ---            ---
    Provision for income taxes                     $52           $19            $ 2            $ 8
                                                   ===           ===            ===            ===
Effective tax rate                                  34%           31%            35%            36%

The federal income tax liability (in millions), which is included in other liabilities on our Balance Sheets, was as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                   2007        2006
                                                  ------      ------
Current                                           $  (32)     $   11
Deferred                                            (141)        (62)
                                                  ------      ------
    Total federal income tax liability            $ (173)     $  (51)
                                                  ======      ======

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                                   AS OF DECEMBER 31,
                                                                   ------------------
                                                                    2007        2006
                                                                   ------      ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds           $  140      $   62
Investments                                                            12           1
Capital loss carryforwards                                             --           1
Compensation and benefit plans                                          1           1
Ceding commission asset                                                 2           2
Net unrealized loss on available-for-sale securities                    1          --
Other                                                                   1           2
                                                                   ------      ------
    Total deferred tax assets                                         157          69
                                                                   ------      ------
DEFERRED TAX LIABILITIES
DAC                                                                   104          53
VOBA                                                                  176          62
Net unrealized gain on available-for-sale securities                   --          12
Other                                                                  18           4
                                                                   ------      ------
    Total deferred tax liabilities                                    298         131
                                                                   ------      ------
      Net deferred tax liability                                   $  141      $   62
                                                                   ======      ======

As of April 2, 2007, we have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. Prior to April 3, 2006, with the exception of predecessor LLANY, we were part of a consolidated Federal income tax filing with Jefferson-Pilot and its subsidiaries. Effective as of the merger date, with the exception of predecessor LLANY, we were part of a consolidated Federal income tax filing with JPFIC until April 2, 2007. Predecessor LLANY filed its tax return as part of a consolidated Federal income tax filing with its common parent, LNC.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2007 and 2006, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2007 and 2006.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007 and had unrecognized tax benefits of $10 million, of which $3 million, if recognized, would impact our income tax expense and our effective tax rate. We anticipate no change to our unrecognized tax benefits within the next 12 months.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                         FOR THE YEAR
                                                             ENDED
                                                          DECEMBER 31,
                                                              2007
                                                         -------------
Balance at beginning-of-year                                 $  10
   Increase for prior year tax positions                         1
   Increase for current year tax positions                      11
                                                             -----
Balance at end-of-year                                       $  22
                                                             =====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the year ended December 31, 2007, we recognized interest and penalty expense related to uncertain tax positions of $1 million. We recognized no interest and penalty expense related to uncertain tax positions during the years ended December 31, 2006 and 2005. We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million and $1 million as of December 31, 2007 and 2006, respectively.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to the results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which LNC continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004. The former Jefferson-Pilot and its subsidiaries are currently under examination by the IRS for the years 2004 and 2005.

7. DAC, VOBA AND DSI

Changes in DAC (in millions) were as follows:

                                                                                          PERIOD FROM   PERIOD FROM
                                                                             FOR THE        APRIL 3      JANUARY 1       FOR THE
                                                                            YEAR ENDED      THROUGH       THROUGH       YEAR ENDED
                                                                           DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                                              2007           2006           2006           2005
                                                                           -----------    -----------   ------------   -----------
Balance at beginning-of-period                                               $ 197          $  60          $  53          $  37
  Cumulative effect of adoption of SOP 05-1                                     (1)            --             --             --
  Purchase accounting adjustments                                               --            (60)            --             --
  Merger acquired value                                                         --            164             --             --
  Reinsurance assumption from LNL                                               14             --             --             --
  Deferrals                                                                    109             66              6             19
  Amortization, net of interest:
    Unlocking                                                                    1             (1)            --             (2)
    Other amortization                                                         (35)           (22)            (2)            (6)
  Adjustment related to realized (gains) losses on available-for-sale
    securities                                                                   3             (2)            --             --
  Adjustment related to unrealized (gains) losses on available-for-sale
    securities                                                                  18             (8)             3              5
                                                                             -----          -----          -----          -----
      Balance at end-of-period                                               $ 306          $ 197          $  60          $  53
                                                                             =====          =====          =====          =====

Changes in VOBA (in millions) were as follows:

                                                                                          PERIOD FROM   PERIOD FROM
                                                                            FOR THE        APRIL 3       JANUARY 1       FOR THE
                                                                           YEAR ENDED      THROUGH        THROUGH      YEAR ENDED
                                                                           DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                                              2007           2006           2006          2005
                                                                           -----------    -----------   ------------   -----------
Balance at beginning-of-period                                               $ 169          $  12          $  11         $  12
  Purchase accounting adjustments                                               --             54             --            --
  Merger acquired value                                                         --            114             --
  Reinsurance assumption from LNL                                              352
  Deferrals                                                                      4              5             --            --
  Amortization:
    Unlocking                                                                   13              1             --            --
    Other amortization                                                         (70)           (22)            --            (2)
  Accretion of interest                                                         24              7             --            --
  Adjustment related to realized gains on available-for-sale securities          1             --             --            --
  Adjustment related to unrealized (gains) losses on available-for-sale
    securities                                                                  --             (2)             1             1
                                                                             -----          -----          -----         -----
      Balance at end-of-period                                               $ 493          $ 169          $  12         $  11
                                                                             =====          =====          =====         =====

Estimated future amortization of VOBA, net of interest, (in millions) as of December 31, 2007 was as follows:

2008                                                      $48
2009                                                       44
2010                                                       42
2011                                                       34
2012                                                       32
Thereafter                                                293
                                                         ----
    Total                                                $493
                                                         ====

Changes in DSI (in millions) were as follows:

                                                       PERIOD FROM   PERIOD FROM
                                         FOR THE        APRIL 3       JANUARY 1       FOR THE
                                        YEAR ENDED      THROUGH        THROUGH      YEAR ENDED
                                        DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                           2007           2006           2006          2005
                                        -----------    -----------   -----------    -----------
Balance at beginning-of-period             $ 11           $  2           $  2          $  1
  Purchase accounting adjustments            --              6             --            --
  Deferrals                                   4              4             --             1
  Amortization, net of interest              (1)            (1)            --            --
                                           ----           ----           ----          ----
    Balance at end-of-period               $ 14           $ 11           $  2          $  2
                                           ====           ====           ====          ====

8. REINSURANCE

Reinsurance transactions included in insurance premiums (in millions), were as follows:

                                                                     PERIOD FROM     PERIOD FROM
                                                      FOR THE          APRIL 3        JANUARY 1       FOR THE
                                                     YEAR ENDED        THROUGH         THROUGH       YEAR ENDED
                                                     DECEMBER 31,    DECEMBER 31,      APRIL 2,      DECEMBER 31,
                                                         2007            2006            2006           2005
                                                     -----------     -----------     -----------     -----------
Reinsurance assumed                                     $  --           $  --           $  --          $  --
Reinsurance ceded                                        (113)            (39)             (1)            (4)
                                                        -----           -----           -----          -----
  Net reinsurance premiums and fees                     $(113)          $ (39)          $  (1)         $  (4)
                                                        =====           =====           =====          =====
Reinsurance recoveries netted against benefits          $ 162           $  82           $  18          $  64
                                                        =====           =====           =====          =====

We cede the portion of risks exceeding our retention limits to other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 50% to 55% of the mortality risk on newly issued non-term life insurance contracts and approximately 45% to 50% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2007, the reserves associated with these reinsurance arrangements totaled $12 million. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

For details on the reinsurance assumption from LNL, which was effective March 1, 2007, See Note 3.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                        FOR THE YEAR ENDED DECEMBER 31, 2007
                                       ---------------------------------------
                                        BALANCE
                                           AT         PURCHASE
                                       BEGINNING-    ACCOUNTING     BALANCE AT
                                        OF-YEAR     ADJUSTMENTS    END-OF-YEAR
                                       ----------   -----------    -----------
Individual Markets:
  Life Insurance                         $ 137         $ (1)          $ 136
  Annuities                                 27           (1)             26
                                         -----         ----           -----
    Total goodwill                       $ 164         $ (2)          $ 162
                                         =====         ====           =====

                                                FOR THE YEAR ENDED DECEMBER 31, 2006
                                       ------------------------------------------------------
                                        BALANCE                     ACQUIRED
                                           AT        PURCHASE       VALUE OF
                                       BEGINNING-   ACCOUNTING     PREDECESSOR    BALANCE AT
                                        OF-YEAR     ADJUSTMENTS       LLANY       END-OF-YEAR
                                       ----------   -----------    -----------    -----------
Individual Markets:
  Life Insurance                         $  19         $  25          $  93          $ 137
  Annuities                                 --            10             17             27
                                         -----         -----          -----          -----
    Total goodwill                       $  19         $  35          $ 110          $ 164
                                         =====         =====          =====          =====

The gross carrying amount and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by segment was as follows:

                                                           AS OF DECEMBER 31,
                                           ---------------------------------------------------
                                                     2007                       2006
                                           -----------------------    ------------------------
                                            GROSS                      GROSS
                                           CARRYING    ACCUMULATED    CARRYING     ACCUMULATED
                                            AMOUNT    AMORTIZATION     AMOUNT     AMORTIZATION
                                           --------   ------------    --------    ------------
Individual Markets-- Life Insurance:
  Sales force                                $7           $--            $7            $--

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2007.

10. SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB features. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Information in the event of death on the GMDB features outstanding (dollars in millions) was as follows:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
RETURN OF NET DEPOSITS
Separate account value                                      $1,499        $1,217
Net amount at risk(1)                                            3             1
Average attained age of contract holders                  51 YEARS      49 years
MINIMUM RETURN
Average attained age of contract holders                  76 YEARS      76 years
Guaranteed minimum return                                       5%            5%
ANNIVERSARY CONTRACT VALUE
Separate account value                                      $1,050          $864
Net amount at risk(1)                                           11             2
Average attained age of contract holders                  64 YEARS      64 years

---------------
(1) Represents the amount of death benefit in excess of the current account balance at the balance sheet date.

The determination of GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GMDB (in millions) which were recorded in future contract benefits on our Balance Sheets:

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
Balance at beginning-of-year                                $  1          $ --
  Changes in reserves                                         --             1
                                                            ----          ----
Balance at end-of-year                                      $  1          $  1
                                                            ====          ====

The changes to the benefit reserves amounts above are reflected in benefits on our Statements of Income.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                             AS OF DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
Asset Type
Domestic equity                                            $1,118        $  839
International equity                                          232           148
Bonds                                                         253           190
Money market                                                  206           148
                                                           ------        ------
  Total                                                    $1,809        $1,325
                                                           ======        ======

Percent of total variable annuity separate account values      85%           81%

11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                                             AS OF DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
Account values and other contract holder funds             $4,613        $3,041
Deferred front-end loads                                       48            32
Contract holder dividends payable                             165            32
Premium deposit funds                                          13             1
Undistributed earnings on participating business               26             7
                                                           ------        ------
Total other contract holder funds                          $4,865        $3,113
                                                           ======        ======

12. CONTINGENCIES AND COMMITMENTS

REGULATORY AND LITIGATION MATTERS

Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulation Authority. We are in the process of responding to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of business, we are involved in various pending or threatened legal proceedings, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting our financial position. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2007, we did not have a concentration of: 1) business transactions with a particular customer or lender or 2) sources of supply of labor or services used in the business. However, we do have a concentration in market and geographic area in which business is conducted. For the year ended December 31, 2007, approximately 68% of the premiums, on the basis of SAP, were generated in New York and New Jersey.

13. STOCKHOLDER'S EQUITY

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                           PERIOD FROM   PERIOD FROM
                                                                              FOR THE        APRIL 3      JANUARY 1     FOR THE
                                                                             YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                                                             DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                                2007          2006          2006          2005
                                                                             -----------   -----------   -----------   -----------
UNREALIZED GAINS (LOSSES) ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-period                                                  $ 14          $  3          $ 10          $ 27
Other comprehensive income (loss):
  Unrealized holding gains (losses) arising during the year                      (67)           33           (16)          (37)
  Change in DAC, VOBA and other contract holder funds                             18           (15)            3             7
  Income tax (expense) benefit                                                    15            (8)            6            10
  Less:
    Reclassification adjustment for losses included in net income                (23)           --            --            (4)
    Associated amortization of DAC, VOBA, DSI, DFEL
      and changes in other contract holder funds                                   4            (2)           --            --
    Income tax benefit                                                             7             1            --             1
                                                                                ----          ----          ----          ----
      Balance at end-of-period                                                  $ (8)         $ 14          $  3          $ 10
                                                                                ====          ====          ====          ====

UNREALIZED GAINS ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-period                                                   $--           $--           $--           $--
Other comprehensive income (loss):
  Unrealized holding gains arising during the year                                 5            --            --            --
  Change in DAC, VOBA and other contract holder funds                             (3)           --            --            --
  Income tax expense                                                              (1)           --            --            --
                                                                                ----          ----          ----          ----
      Balance at end-of-period                                                  $  1           $--           $--           $--
                                                                                ====           =             =             =

14. UNDERWRITING, ACQUISITION, INSURANCE AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                                                          PERIOD FROM   PERIOD FROM
                                                                              FOR THE       APRIL 3      JANUARY 1       FOR THE
                                                                            YEAR ENDED      THROUGH       THROUGH      YEAR ENDED
                                                                            DECEMBER 31,  DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                                                2007          2006          2006           2005
                                                                            -----------   -----------   ------------   -----------
Commissions                                                                    $ 100         $  67         $   4         $  16
General and administrative expenses                                               60            38             4            13
DAC and VOBA deferrals and interest, net of amortization                         (46)          (34)           (4)           (9)
Taxes, licenses and fees                                                          10             6             2             2
                                                                               -----         -----         -----         -----
    Total underwriting, acquisition, insurance and other expenses              $ 124         $  77         $   6         $  22
                                                                               =====         =====         =====         =====

15. EMPLOYEE BENEFIT PLANS

Our employees are included in LNC's various benefit plans that provide for pension and other post-retirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees, including LLANY employees. Effective January 1, 2002, the employees' pension plan was converted to a cash balance formula. Eligible employees retiring before 2012 will have their benefits, which were frozen effective December 31, 2007, calculated under both the old final average pay formula and the cash balance formula and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive their frozen benefit under the cash balance formula. Benefits under the cash balance formula will continue to accrue interest credits. Benefits under the final average pay formula are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the cash balance formula, employees have guaranteed account balances that earn annual benefit credits and interest credits each year. Annual benefit credits are based on years of service and base salary plus bonus.

The plans are funded by contributions to tax-exempt trusts. LNC's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions were intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Effective January 1, 2005, LNC amended the employees' pension plan to include 100% of eligible bonus amounts as compensation under the cash balance formula only.

During 2007 and 2006, LNC sponsored three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees, including LLANY employees: supplemental retirement plans, a salary continuation plan and supplemental executive retirement plans. As a result of LNC's merger with Jefferson-Pilot, LNC also sponsored an unfunded, nonqualified, supplemental retirement plan for certain former employees of Jefferson-Pilot.

The supplemental retirement plans provided defined benefit pension benefits in excess of limits imposed by Federal tax law.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for us for 10 years and attained age 55. Medical and dental benefits are also available to spouses and other dependents of employees. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was amended to provide that employees not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees that attained the age of 50 by April 1, 2004, and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Beginning January 1, 2002, the employees' postretirement plan was amended to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees attaining age 55 and having 10 years of service by December 31, 2007 who retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

401(k) AND PROFIT SHARING PLANS

LNC sponsors contributory defined contribution plans for eligible U.S. employees, including employees of LLANY. Our contributions to the employees' 401(k) plan is equal to 50% of each participant's pre-tax contribution, not to exceed 6% of eligible compensation, and is invested as directed by the participant. As of April 3, 2006, our contributions to the employees' 401(k) plan on behalf of the former JPLA employees were the same as the contribution provided to eligible predecessor

LLANY participants. An additional discretionary contribution of up to 100% may be made with respect to a participant's pre-tax contribution (up to 6% of base pay plus cash bonus). The amount of discretionary contribution varies according to whether LNC has met certain performance-based criteria as determined by the Compensation Committee of LNC's Board of Directors.

On May 1, 2007, simultaneous with the announcement of the freeze of the primary defined benefit pension plans, LNC announced a number of enhancements to the employees' 401(k) plan effective January 1, 2008. A number of new features will apply: 1) an increase in the basic employer match from $0.50 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation, to $1.00 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation (the 50% match will become a 100% match); 2) a guaranteed "core" employer contribution of 4% of eligible compensation per pay period which will be made regardless of whether the eligible employee elects to defer salary into the Plan; and 3) certain eligible employees will also qualify for a "transition" employer contribution between 0.2% and 8.0% of eligible compensation per pay. Eligibility to receive the additional transition employer contributions will be based on a combination of age and years of service, with a minimum 10-year service requirement for predecessor LLANY employees and a minimum 5-year service requirement for former JPLA employees. Eligibility for transition employer contributions will be determined based on age and service on December 31, 2007 (i.e., participants will not "grow" into transition credits thereafter). Transition employer contributions will cease on December 31, 2017. The discretionary employer match feature will be eliminated effective January 1, 2008.

Our expense for the 401(k) plan was not significant for the years ended December 31, 2007, 2006 and 2005.

DEFERRED COMPENSATION PLANS

LNC sponsors deferred compensation plans for certain U.S. employees, including employees of LLANY. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC's qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. We make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals when participants exceed applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Our expense for these plans was not significant for the years ended December 31, 2007, 2006 and 2005.

The terms of the deferred compensation plans provide that plan participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of LNC stock do not affect the expenses associated with this portion of the deferred compensation plans.

16. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units -- also referred to as "restricted stock units". LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based awards to our employees was not material for the years ended December 31, 2007, 2006 and 2005.

Outstanding options to acquire Jefferson-Pilot common stock that existed immediately prior to the date of the merger remain subject to their original terms and conditions, except that each of these stock options is now or will be exercisable for LNC common stock equal to the number of shares of Jefferson-Pilot common stock originally subject to such option multiplied by
1.0906 (rounded down to the nearest whole share), with the exercise price determined by dividing the exercise price of the Jefferson-Pilot options by
1.0906 (rounded up to the sixth decimal place). All Jefferson-Pilot employee and director stock options outstanding as of December 31, 2005 vested and became exercisable upon the closing of the merger. Grants of Jefferson-Pilot stock options in February 2006 did not vest upon closing and will generally continue to vest in one-third annual increments.

17. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements on the basis of SAP prescribed or permitted by the New York Department of Insurance. The New York Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the state of New York. The state has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. SAP differs from GAAP primarily due to charging policy acquisition costs to expense as incurred instead of deferring them to the extent recoverable and amortizing them as described in Note 1 above, establishing future contract benefit liabilities using different actuarial assumptions and valuing investments on a different basis.

Our net loss as determined in accordance with SAP was $188 million for the year ended December 31, 2007. Our statutory capital and surplus was $833 million as of December 31, 2007. We utilize New York State's prescribed method for calculating annuity reserves, which caused statutory surplus to be lower than NAIC statutory surplus by $10 million as of December 31, 2007. We also use a practice permitted by the state of New York related to a more conservative valuation interest rate on certain annuities, which decreased statutory surplus by less than $1 million as of December 31, 2007. A new statutory reserving standard Actuarial Guideline VACARVM ("VACARVM") is being developed by the NAIC with an expected effective date of December 31, 2008. This standard could lead to lower risk-based capital ratios.

Prior to 2007, JPLA and predecessor LLANY prepared and filed separate statutory basis financial statements with the Insurance Departments of their states of domicile, New Jersey and New York, respectively. JPLA was redomiciled from New Jersey to New York, and predecessor LLANY was merged with and into JPLA in April 2007 and renamed LLANY.

Prior to 2007, JPLA prepared financial statements on the basis of SAP prescribed or permitted by the New Jersey Department of Insurance. JPLA's net loss as determined in accordance with SAP was $1 million for the period from January 1 through April 2, 2006, $26 million for the period from April 3, 2006 through December 31, 2006 and $1 million for the year ended December 31, 2005. As of December 31, 2006, JPLA's statutory capital and surplus was $69 million.

Prior to 2007, predecessor LLANY prepared financial statements on the basis of SAP prescribed or permitted by the New York Department of Insurance. Predecessor LLANY's net loss as determined in accordance with SAP for the nine months ended December 31, 2006 was $18 million. As of December 31, 2006, predecessor LLANY's statutory capital and surplus was $230 million. Predecessor LLANY utilized New York state's prescribed method for calculating annuity reserves and a permitted valuation interest rate on certain annuities, which caused statutory surplus to be lower than NAIC statutory surplus by $3 million and less than $1 million as of December 31, 2006, respectively.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Dividends cannot be declared by state of New York life insurance companies without 30-day notice to the Superintendent, who may disapprove. Dividends are paid as declared by its Board of Directors. No dividends were declared in 2007 or 2006.

18. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES

Fair values for fixed maturity securities are based upon quoted market prices, where available. The fair value of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. For securities that are not actively traded and are not private placements, fair values are estimated using values obtained from independent pricing services.

The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

DERIVATIVE INSTRUMENTS

We employ several different methods for determining the fair value of our derivative instruments. Fair values for derivative contracts are based on current settlement values. These values are based on: 1) quoted market prices;
2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair values for the investment contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of other contract holder funds that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts.

SEPARATE ACCOUNTS

We report assets held in separate accounts at fair value. The related liabilities are reported at an amount equivalent to the separate account assets.

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                AS OF DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                                        2007                                2006
                                                         ------------------------------      ------------------------------
                                                         CARRYING VALUE      FAIR VALUE      CARRYING VALUE      FAIR VALUE
                                                         --------------      ----------      --------------      ----------
ASSETS
Available-for-sale securities:
  Fixed maturities                                           $ 5,759           $ 5,759           $ 3,294           $ 3,294
  Equity                                                           2                 2                 5                 5
Mortgage loans on real estate                                    260               266               251               256
Other investments                                                  3                 3                 3                 3
Cash and invested cash                                           129               129                43                43
LIABILITIES
Other contract holder funds:
  Account value of certain investment contracts               (1,240)           (1,213)           (1,279)           (1,249)
  Remaining guaranteed interest and similar contracts            (46)              (46)              (24)              (24)
  Embedded derivative instruments - living benefits              (12)              (12)               (2)               (2)

19. SEGMENT INFORMATION

We provide products and services in two operating businesses, Individual Markets and Employer Markets, and report results through four business segments. We also have Other Operations which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

INDIVIDUAL MARKETS

The Individual Markets business provides its products through two segments:
Annuities and Life Insurance. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a universal life insurance policy linked with riders that provide for long-term care costs) and both single and sur-vivorship versions of universal life and variable universal life.

EMPLOYER MARKETS

The Employer Markets business provides its products through two segments:
Retirement Products and Group Protection. The Retirement Products segment includes two major lines of business: Defined Contribution and Executive Benefits. The Defined Contribution business provides employer-sponsored fixed and variable annuities and mutual fund-based programs in the 401(k), 403(b) and 457 plan marketplaces through a wide range of intermediaries including advisors, consultants, brokers, banks, wirehouses, third-party administrators and individual planners. The Executive Benefits business offers corporate-owned universal and variable universal life insurance and bank-owned universal and variable universal life insurance to small to mid-sized banks and mid to large-sized corporations, mostly through executive benefit brokers. The Group Protection segment offers group term life, disability and dental insurance to employers.

OTHER OPERATIONS

Other Operations includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus that is not allocated to our business units and other corporate investments).

Segment operating revenues and income from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Operating revenues are GAAP revenues excluding net realized gains and losses. Income from operations is GAAP net income excluding net realized investment gains and losses and the initial impact of the adoption of changes in accounting principles. Our management believes that operating revenues and income from operations explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current businesses because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Operating revenues and income from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                                 PERIOD FROM   PERIOD FROM
                                     FOR THE       APRIL 3      JANUARY 1     FOR THE
                                   YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                   DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                       2007          2006          2006         2005
                                   -----------   -----------   -----------   -----------
REVENUES
Operating revenues:
  Individual Markets:
    Annuities                         $ 100         $  65         $  12        $  53
    Life Insurance                      476           152            12           48
                                      -----         -----         -----        -----
      Total Individual Markets          576           217            24          101
                                      -----         -----         -----        -----
  Employer Markets:
    Retirement Products                  58            41            --           --
    Group Protection                     29            15             4            6
                                      -----         -----         -----        -----
      Total Employer Markets             87            56             4            6
                                      -----         -----         -----        -----
    Other Operations                     21             4             1            4
Realized loss(1)                        (19)           (1)           --           (4)
                                      -----         -----         -----        -----
        Total revenues                $ 665         $ 276         $  29        $ 107
                                      =====         =====         =====        =====

---------------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                 PERIOD FROM  PERIOD FROM
                                     FOR THE       APRIL 3     JANUARY 1       FOR THE
                                   YEAR ENDED      THROUGH      THROUGH      YEAR ENDED
                                   DECEMBER 31,  DECEMBER 31,   APRIL 2,     DECEMBER 31,
                                      2007          2006          2006          2005
                                   -----------   -----------   -----------   -----------
NET INCOME
Operating income:
  Individual Markets:
    Annuities                         $  15         $  14         $   1        $   4
    Life Insurance                       80            21             2           10
                                      -----         -----         -----        -----
      Total Individual Markets           95            35             3           14
                                      -----         -----         -----        -----
  Employer Markets:
    Retirement Products                   4             2            --           --
    Group Protection                      2             2            --           --
                                      -----         -----         -----        -----
      Total Employer Markets              6             4            --           --
                                      -----         -----         -----        -----
  Other Operations                       13             4            --            2
Realized loss(1)                        (12)           (1)           --           (3)
                                      -----         -----         -----        -----
        Net income                    $ 102         $  42         $   3        $  13
                                      =====         =====         =====        =====

---------------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                                              PERIOD FROM   PERIOD FROM
                                                                   FOR THE      APRIL 3      JANUARY 1      FOR THE
                                                                 YEAR ENDED     THROUGH       THROUGH     YEAR ENDED
                                                                DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                    2007         2006          2006          2005
                                                                -----------   -----------   -----------   -----------
NET INVESTMENT INCOME
Individual Markets:
  Annuities                                                         $ 58         $ 45          $ 12          $ 52
  Life Insurance                                                     230           73             6            22
                                                                    ----         ----          ----          ----
    Total Individual Markets                                         288          118            18            74
                                                                    ----         ----          ----          ----
Employer Markets:
  Retirement Products                                                 52           37            --            --
  Group Protection                                                     2            1            --            --
                                                                    ----         ----          ----          ----
    Total Employer Markets                                            54           38            --            --
                                                                    ----         ----          ----          ----
Other Operations                                                      20            5             1             4
                                                                    ----         ----          ----          ----
      Total net investment income                                   $362         $161          $ 19          $ 78
                                                                    ====         ====          ====          ====

                                                                              PERIOD FROM   PERIOD FROM
                                                                 FOR THE        APRIL 3      JANUARY 1      FOR THE
                                                                YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                                                DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                    2007         2006           2006          2005
                                                                -----------   -----------   -----------   -----------
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Individual Markets:
  Annuities                                                         $12          $ 8            $ 1           $ 4
  Life Insurance                                                     49           25              1             6
                                                                    ---          ---            ---           ---
    Total Individual Markets                                         61           33              2            10
                                                                    ---          ---            ---           ---
Employer Markets:
  Retirement Products                                                 5            4             --            --
  Group Protection                                                    1           --             --            --
                                                                    ---          ---            ---           ---
    Total Employer Markets                                            6            4             --            --
                                                                    ---          ---            ---           ---
Other Operations                                                     --           --             --            --
                                                                    ---          ---            ---           ---
      Total amortization of DAC and VOBA, net of interest           $67          $37            $ 2           $10
                                                                    ===          ===            ===           ===

                                                                              PERIOD FROM   PERIOD FROM
                                                                  FOR THE       APRIL 3      JANUARY 1      FOR THE
                                                                YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                                                DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                    2007         2006          2006          2005
                                                                -----------   -----------   -----------   -----------
FEDERAL INCOME TAX EXPENSE
Individual Markets:
  Annuities                                                         $ 4           $ 5           $ 1           $ 2
  Life Insurance                                                     40            11             1             6
                                                                    ---           ---           ---           ---
    Total Individual Markets                                         44            16             2             8
                                                                    ---           ---           ---           ---
Employer Markets:
  Retirement Products                                                 1             1            --            --
  Group Protection                                                    1             1            --            --
                                                                    ---           ---           ---           ---
    Total Employer Markets                                            2             2            --            --
                                                                    ---           ---           ---           ---
Other Operations                                                      6             1            --            --
                                                                    ---           ---           ---           ---
      Total federal income tax expense                              $52           $19           $ 2           $ 8
                                                                    ===           ===           ===           ===

                                               AS OF DECEMBER 31,
                                             ----------------------
                                               2007           2006
                                             -------        -------
ASSETS
Individual Markets:
  Annuities                                  $ 3,059        $ 2,512
  Life Insurance                               5,478          2,383
                                             -------        -------
    Total Individual Markets                   8,537          4,895
                                             -------        -------
Employer Markets:
  Retirement Products                          1,350          1,284
  Group Protection                                 5             26
                                             -------        -------
    Total Employer Markets                     1,355          1,310
                                             -------        -------
Other Operations                                 584             70
                                             -------        -------
      Total assets                           $10,476        $ 6,275
                                             =======        =======

20. TRANSACTIONS WITH AFFILIATES

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Expenses are assigned based on specific methodologies for each function providing a service to us. The majority of the expenses are assigned based on the following methodologies: (1) assets by product; (2) assets under management;
(3) weighted number of policy applications; (4) weighted policies in force; and
(5) sales. This resulted in net payments of $54 million and $20 million for the years ended December 31, 2007 and 2006, respectively, which is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income. Our related accounts payable to affiliates, which is included in other assets on our Balance Sheets, was $18 million and $4 million as of December 31, 2007 and 2006, respectively.

Delaware Management Holdings Inc. ("DMH"), a wholly owned subsidiary of LNC, is responsible for the management of our general account investments. We paid fees of $4 million and $1 million for the years ended December 31, 2007 and 2006, respectively, to DMH for investment management services. These fees are reflected in net investment income on our Statements of Income.

As of December 31, 2006, we held an LNC Senior Promissory Note with a carrying amount of $6 million, which matured in 2007 and bore an interest rate of 5.25%. As of December 31, 2007, we held no securities of LNC or its affiliates. Interest income recognized by us relating to this note was not material for the years ended December 31, 2007 and 2006.

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd. The caption insurance premiums, in the accompanying Statements of Income, was reduced for premiums paid on these contracts for the year ended December 31, 2007 by $12 million and by $6 million from April 3 through December 31, 2006. Future contract benefits on the accompanying Balance Sheets have been reduced by $43 million and $9 million as of December 31, 2007 and 2006, respectively.

21. SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following summarizes our supplemental cash flow data (in millions):

                                                                                       PERIOD FROM   PERIOD FROM
                                                                           FOR THE       APRIL 3      JANUARY 1     FOR THE
                                                                          YEAR ENDED     THROUGH       THROUGH     YEAR ENDED
                                                                         DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                             2007         2006           2006         2005
                                                                         -----------   -----------   -----------   -----------
Income taxes paid (received)                                               $    (7)        $ 11        $    (3)        $  5
Significant non-cash investing and financing transactions:
  Business combinations:
    Fair value of assets acquired (includes cash and invested cash)        $    (1)        $ --        $ 1,482         $ --
    Fair value of liabilities assumed                                           --           --         (1,249)          --
                                                                           -------         ----        -------         ----
      Total purchase price                                                 $    (1)        $ --        $   233         $ --
                                                                           =======         ====        =======         ====

Sale of stockholder's equity
  Carrying value of assets                                                 $    --         $ --        $ 1,447         $ --
  Carrying value of liabilities                                                 --           --         (1,236)          --
                                                                           -------         ----        -------         ----
    Total sale of stockholder's equity                                     $    --         $ --        $   211         $ --
                                                                           =======         ====        =======         ====

Reinsurance assumption from LNL:
  Assets transferred                                                       $ 3,488         $ --        $    --         $ --
  Liabilities transferred                                                   (2,784)          --             --           --
                                                                           -------         ----        -------         ----
    Total capital contribution                                             $   704         $ --        $    --         $ --
                                                                           =======         ====        =======         ====

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder of Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2007 and 2006, and the related statements of income, stockholder's equity, and cash flows for the year ended December 31, 2007, for the period from April 3 through December 31, 2006, for the period from January 1 through April 2, 2006, and for the year ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2007 and 2006, and the results of its operations and its cash flows for the year ended December 31, 2007, for the period from April 3 through December 31, 2006, for the period from January 1 through April 2, 2006, and for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.


/s/ERNST & YOUNG LLP

Philadelphia, Pennsylvania
March 18, 2008

                LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

                                                                                                       MORTALITY &
                                                                                                         EXPENSE
                                                          CONTRACT                      CONTRACT        GUARANTEE
                                                          PURCHASES                    REDEMPTIONS       CHARGES
                                                          DUE FROM                       DUE TO        PAYABLE TO
                                                       LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                           ANNUITY                       ANNUITY         ANNUITY
                                                           COMPANY                       COMPANY         COMPANY
SUBACCOUNT                                INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK     OF NEW YORK    NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2  $120,611,941     $ 82,941     $120,694,882     $    --          $14,752     $120,680,130
American Funds Blue Chip Income &
   Growth Class 2                          89,825,626           --       89,825,626         671           11,409       89,813,546
American Funds Bond Class 2                56,358,760      108,514       56,467,274          --            6,909       56,460,365
American Funds Cash Management Class 2     33,312,233           --       33,312,233      66,079            4,885       33,241,269
American Funds Global Bond Class 2          5,661,851       82,046        5,743,897          --              736        5,743,161
American Funds Global Discovery Class 2    12,272,602       52,792       12,325,394          --            1,606       12,323,788
American Funds Global Growth Class 2       59,101,437       85,797       59,187,234          --            7,451       59,179,783
American Funds Global Growth and
   Income Class 2                          37,732,127      222,260       37,954,387          --            4,792       37,949,595
American Funds Global Small
   Capitalization Class 2                  45,406,687       28,237       45,434,924          --            5,825       45,429,099
American Funds Growth Class 2             158,378,820      130,217      158,509,037          --           20,361      158,488,676
American Funds Growth-Income Class 2      192,923,850       29,869      192,953,719          --           24,231      192,929,488
American Funds High-Income Bond Class 2    27,221,568       18,075       27,239,643          --            3,346       27,236,297
American Funds International Class 2       85,214,348      114,036       85,328,384          --           11,092       85,317,292
American Funds New World Class 2           37,114,395      147,733       37,262,128          --            4,738       37,257,390
American Funds U.S. Government/
   AAA-Rated Securities Class 2            23,041,501       31,069       23,072,570          --            2,950       23,069,620

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

                                                    DIVIDENDS
                                                       FROM       MORTALITY AND         NET
                                                    INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2             $2,602,616     $(1,707,604)      $  895,012
American Funds Blue Chip Income & Growth Class 2     2,217,677      (1,283,439)         934,238
American Funds Bond Class 2                          3,927,746        (719,407)       3,208,339
American Funds Cash Management Class 2               1,468,394        (294,901)       1,173,493
American Funds Global Bond Class 2                     145,434         (27,254)         118,180
American Funds Global Discovery Class 2                105,193        (152,109)         (46,916)
American Funds Global Growth Class 2                 1,415,779        (746,906)         668,873
American Funds Global Growth and Income Class 2        585,203        (376,635)         208,568
American Funds Global Small Capitalization Class 2   1,191,804        (620,395)         571,409
American Funds Growth Class 2                        1,182,541      (2,148,409)        (965,868)
American Funds Growth-Income Class 2                 2,934,256      (2,783,590)         150,666
American Funds High-Income Bond Class 2              3,042,086        (376,819)       2,665,267
American Funds International Class 2                 1,171,391      (1,085,730)          85,661
American Funds New World Class 2                       959,940        (430,231)         529,709
American Funds U.S. Government/AAA-Rated
   Securities Class 2                                1,383,442        (263,945)       1,119,497

See accompanying notes.

                                                                      DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                        FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                     NET REALIZED   NET REALIZED   NET REALIZED     APPRECIATION    IN NET ASSETS
                                                      GAIN (LOSS)      GAIN ON      GAIN (LOSS)   OR DEPRECIATION     RESULTING
SUBACCOUNT                                          ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2               $1,803,085     $3,809,535     $ 5,612,620   $(1,488,432)     $ 5,019,200
American Funds Blue Chip Income & Growth Class 2       1,263,481      2,581,666       3,845,147    (4,942,294)        (162,909)
American Funds Bond Class 2                              157,201             --         157,201    (2,531,280)         834,260
American Funds Cash Management Class 2                   102,383             --         102,383      (764,649)         511,227
American Funds Global Bond Class 2                         3,642             --           3,642        11,673          133,495
American Funds Global Discovery Class 2                  160,414        814,939         975,353       389,453        1,317,890
American Funds Global Growth Class 2                   1,183,480      1,944,514       3,127,994     1,972,746        5,769,613
American Funds Global Growth and Income Class 2          265,476      1,167,638       1,433,114       572,613        2,214,295
American Funds Global Small Capitalization Class 2     1,425,445      2,982,759       4,408,204     1,429,535        6,409,148
American Funds Growth Class 2                          2,265,207      9,447,157      11,712,364     2,042,462       12,788,958
American Funds Growth-Income Class 2                   2,924,791      5,973,762       8,898,553    (3,688,383)       5,360,836
American Funds High-Income Bond Class 2                   14,833             --          14,833    (2,858,558)        (178,458)
American Funds International Class 2                   1,419,383      3,272,636       4,692,019     6,489,219       11,266,899
American Funds New World Class 2                         897,402      1,761,471       2,658,873     4,005,968        7,194,550
American Funds U.S. Government/AAA-Rated
   Securities Class 2                                    (23,073)            --         (23,073)     (206,211)         890,213

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2006 AND 2007

                                                    AMERICAN        AMERICAN                      AMERICAN
                                                   FUNDS ASSET     FUNDS BLUE       AMERICAN     FUNDS CASH
                                                   ALLOCATION     CHIP INCOME &    FUNDS BOND    MANAGEMENT
                                                     CLASS 2     GROWTH CLASS 2     CLASS 2       CLASS 2
                                                   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $ 69,345,068     $48,166,831    $28,271,817   $ 2,495,042
Changes From Operations:
   - Net investment income (loss)                      823,717        (205,431)       809,152        15,697
   - Net realized gain (loss) on investments         1,916,180       3,647,969         28,148        82,330
   - Net change in unrealized appreciation
     on investments                                  7,541,699       5,394,493      1,105,947        81,400
                                                  ------------     -----------    -----------   -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                  10,281,596       8,837,031      1,943,247       179,427
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             21,188,291      18,360,393     10,332,214     8,003,200
   - Contract withdrawals                           (4,498,694)     (2,652,015)    (1,804,267)   (1,757,915)
   - Contract transfers                              3,915,316         909,609      4,241,783    (1,099,128)
                                                  ------------     -----------    -----------   -----------
                                                    20,604,913      16,617,987     12,769,730     5,146,157
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --              --             --           171
   - Annuity payments                                       --              --             --          (198)
                                                  ------------     -----------    -----------   -----------
                                                            --              --             --           (27)
NET INCREASE IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                     20,604,913      16,617,987     12,769,730     5,146,130
                                                  ------------     -----------    -----------   -----------
TOTAL INCREASE IN NET ASSETS                        30,886,509      25,455,018     14,712,977     5,325,557
                                                  ------------     -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2006                    100,231,577      73,621,849     42,984,794     7,820,599
Changes From Operations:
   - Net investment income (loss)                      895,012         934,238      3,208,339     1,173,493
   - Net realized gain (loss) on investments         5,612,620       3,845,147        157,201       102,383
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,488,432)     (4,942,294)    (2,531,280)     (764,649)
                                                  ------------     -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   5,019,200        (162,909)       834,260       511,227
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             18,693,794      20,931,777     10,668,961     9,854,844
   - Contract withdrawals                           (6,154,440)     (3,820,760)    (2,588,435)   (3,410,902)
   - Contract transfers                              2,889,999        (756,411)     4,560,785    18,465,501
                                                  ------------     -----------    -----------   -----------
                                                    15,429,353      16,354,606     12,641,311    24,909,443
   Annuity Reserves:
   - Annuity payments                                       --              --             --            --
                                                  ------------     -----------    -----------   -----------
                                                            --              --             --            --
NET INCREASE IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                     15,429,353      16,354,606     12,641,311    24,909,443
                                                  ------------     -----------    -----------   -----------
TOTAL INCREASE IN NET ASSETS                        20,448,553      16,191,697     13,475,571    25,420,670
                                                  ------------     -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                   $120,680,130     $89,813,546    $56,460,365   $33,241,269
                                                  ============     ===========    ===========   ===========

See accompanying notes.

                                                    AMERICAN       AMERICAN       AMERICAN        AMERICAN
                                                  FUNDS GLOBAL   FUNDS GLOBAL   FUNDS GLOBAL    FUNDS GLOBAL
                                                      BOND         DISCOVERY       GROWTH        GROWTH AND
                                                     CLASS 2        CLASS 2        CLASS 2     INCOME CLASS 2
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                      $       --     $ 3,649,603    $23,277,762     $        --
Changes From Operations:
   - Net investment income (loss)                          --         (23,809)      (192,214)         15,666
   - Net realized gain (loss) on investments               --         313,395        324,111           3,027
   - Net change in unrealized appreciation
     on investments                                        --         549,497      5,331,374         867,239
                                                   ----------     -----------    -----------     -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                         --         839,083      5,463,271         885,932
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    --       2,351,915     10,261,835       5,662,348
   - Contract withdrawals                                  --        (102,066)      (935,755)        (60,894)
   - Contract transfers                                    --         496,111      2,266,560       4,991,780
                                                   ----------     -----------    -----------     -----------
                                                           --       2,745,960     11,592,640      10,593,234
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --              --             --              --
   - Annuity payments                                      --              --             --              --
                                                   ----------     -----------    -----------     -----------
                                                           --              --             --              --
NET INCREASE IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                            --       2,745,960     11,592,640      10,593,234
                                                   ----------     -----------    -----------     -----------
TOTAL INCREASE IN NET ASSETS                               --       3,585,043     17,055,911      11,479,166
                                                   ----------     -----------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2006                            --       7,234,646     40,333,673      11,479,166
Changes From Operations:
   - Net investment income (loss)                     118,180         (46,916)       668,873         208,568
   - Net realized gain (loss) on investments            3,642         975,353      3,127,994       1,433,114
   - Net change in unrealized appreciation or
     depreciation on investments                       11,673         389,453      1,972,746         572,613
                                                   ----------     -----------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    133,495       1,317,890      5,769,613       2,214,295
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,715,657       3,370,996     14,603,584      17,205,237
   - Contract withdrawals                             (24,577)       (303,999)    (2,046,267)       (556,298)
   - Contract transfers                             2,918,586         704,255        519,180       7,607,195
                                                   ----------     -----------    -----------     -----------
                                                    5,609,666       3,771,252     13,076,497      24,256,134
   Annuity Reserves:
   - Annuity payments                                      --              --             --              --
                                                   ----------     -----------    -----------     -----------
                                                           --              --             --              --
NET INCREASE IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                     5,609,666       3,771,252     13,076,497      24,256,134
                                                   ----------     -----------    -----------     -----------
TOTAL INCREASE IN NET ASSETS                        5,743,161       5,089,142     18,846,110      26,470,429
                                                   ----------     -----------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2007                    $5,743,161     $12,323,788    $59,179,783     $37,949,595
                                                   ==========     ===========    ===========     ===========
                                                     AMERICAN
                                                       FUNDS         AMERICAN        AMERICAN
                                                   GLOBAL SMALL        FUNDS          FUNDS
                                                  CAPITALIZATION      GROWTH      GROWTH-INCOME
                                                      CLASS 2         CLASS 2        CLASS 2
                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                      $18,314,969     $ 75,966,610    $109,198,664
Changes From Operations:
   - Net investment income (loss)                     (261,330)        (555,719)        353,053
   - Net realized gain (loss) on investments         1,986,435        1,728,133       4,282,190
   - Net change in unrealized appreciation
     on investments                                  3,185,107        7,049,373      13,189,952
                                                   -----------     ------------    ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                   4,910,212        8,221,787      17,825,195
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              8,950,264       33,660,935      40,514,728
   - Contract withdrawals                           (1,329,109)      (4,425,988)     (6,630,053)
   - Contract transfers                                389,209        2,653,735       3,647,244
                                                   -----------     ------------    ------------
                                                     8,010,364       31,888,682      37,531,919
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --               --              --
   - Annuity payments                                       --               --              --
                                                   -----------     ------------    ------------
                                                            --               --              --
NET INCREASE IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                      8,010,364       31,888,682      37,531,919
                                                   -----------     ------------    ------------
TOTAL INCREASE IN NET ASSETS                        12,920,576       40,110,469      55,357,114
                                                   -----------     ------------    ------------
NET ASSETS AT DECEMBER 31, 2006                     31,235,545      116,077,079     164,555,778
Changes From Operations:
   - Net investment income (loss)                      571,409         (965,868)        150,666
   - Net realized gain (loss) on investments         4,408,204       11,712,364       8,898,553
   - Net change in unrealized appreciation or
     depreciation on investments                     1,429,535        2,042,462      (3,688,383)
                                                   -----------     ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   6,409,148       12,788,958       5,360,836
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              9,754,970       37,493,490      36,396,080
   - Contract withdrawals                           (2,021,383)      (7,044,773)     (9,652,432)
   - Contract transfers                                 50,819         (826,078)     (3,730,774)
                                                   -----------     ------------    ------------
                                                     7,784,406       29,622,639      23,012,874
   Annuity Reserves:
   - Annuity payments                                       --               --              --
                                                   -----------     ------------    ------------
                                                            --               --              --
NET INCREASE IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                      7,784,406       29,622,639      23,012,874
                                                   -----------     ------------    ------------
TOTAL INCREASE IN NET ASSETS                        14,193,554       42,411,597      28,373,710
                                                   -----------     ------------    ------------
NET ASSETS AT DECEMBER 31, 2007                    $45,429,099     $158,488,676    $192,929,488
                                                   ===========     ============    ============

                                                    AMERICAN        AMERICAN       AMERICAN      AMERICAN FUNDS
                                                      FUNDS          FUNDS          FUNDS       U.S. GOVERNMENT/
                                                   HIGH-INCOME   INTERNATIONAL    NEW WORLD        AAA-RATED
                                                  BOND CLASS 2      CLASS 2        CLASS 2     SECURITIES CLASS 2
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                      $13,025,943    $28,846,677    $10,128,298       $11,221,788
Changes From Operations:
   - Net investment income (loss)                      731,824        184,631            623           300,496
   - Net realized gain (loss) on investments            60,120      1,204,119        423,727           (56,119)
   - Net change in unrealized appreciation
     on investments                                    688,532      5,294,212      3,628,990            56,153
                                                   -----------    -----------    -----------       -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                   1,480,476      6,682,962      4,053,340           300,530
Change From Unit Transactions:
     Accumulation Units:
   - Contract purchases                              6,534,711     18,183,450      5,133,472         2,770,981
   - Contract withdrawals                           (1,079,700)    (1,698,936)      (520,384)         (644,670)
   - Contract transfers                              1,590,563      2,254,187      1,634,459           257,852
                                                   -----------    -----------    -----------       -----------
                                                     7,045,574     18,738,701      6,247,547         2,384,163
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                30,327           (503)            --                --
   - Annuity payments                                   (6,698)        (4,913)            --                --
                                                   -----------    -----------    -----------       -----------
                                                        23,629         (5,416)            --                --
NET INCREASE IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                      7,069,203     18,733,285      6,247,547         2,384,163
                                                   -----------    -----------    -----------       -----------
TOTAL INCREASE IN NET ASSETS                         8,549,679     25,416,247     10,300,887         2,684,693
                                                   -----------    -----------    -----------       -----------
NET ASSETS AT DECEMBER 31, 2006                     21,575,622     54,262,924     20,429,185        13,906,481
Changes From Operations:
   - Net investment income (loss)                    2,665,267         85,661        529,709         1,119,497
   - Net realized gain (loss) on investments            14,833      4,692,019      2,658,873           (23,073)
   - Net change in unrealized appreciation or
     depreciation on investments                    (2,858,558)     6,489,219      4,005,968          (206,211)
                                                   -----------    -----------    -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (178,458)    11,266,899      7,194,550           890,213
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              5,962,184     20,222,551     10,222,646         6,549,429
   - Contract withdrawals                           (1,222,806)    (2,678,896)      (951,973)       (1,223,238)
   - Contract transfers                              1,106,757      2,243,814        362,982         2,946,735
                                                   -----------    -----------    -----------       -----------
                                                     5,846,135     19,787,469      9,633,655         8,272,926
   Annuity Reserves:
   - Annuity payments                                   (7,002)            --             --                --
                                                   -----------    -----------    -----------       -----------
                                                        (7,002)            --             --                --
NET INCREASE IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                      5,839,133     19,787,469      9,633,655         8,272,926
                                                   -----------    -----------    -----------       -----------
TOTAL INCREASE IN NET ASSETS                         5,660,675     31,054,368     16,828,205         9,163,139
                                                   -----------    -----------    -----------       -----------
NET ASSETS AT DECEMBER 31, 2007                    $27,236,297    $85,317,292    $37,257,390       $23,069,620
                                                   ===========    ===========    ===========       ===========

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life & Annuity Variable Annuity Account H (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of six products as follows:

-    American Legacy III

-    American Legacy III C Share

-    American Legacy III Plus

-    American Legacy III View

-    American Legacy Shareholder's Advantage

-    American Legacy Design

The assets of the Variable Account are owned by the Company. The Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

During 2007, Lincoln Life & Annuity Company of New York merged into Jefferson Pilot LifeAmerica Insurance Company. Jefferson Pilot LifeAmerica Insurance Company was renamed Lincoln Life & Annuity Company of New York. Pursuant to the merger, the segregated investment account, Lincoln Life & Annuity Variable Annuity Account H, was transferred to Jefferson Pilot LifeAmerica Insurance Company. The transfer did not affect the assets and liabilities of the segregated investment account, Lincoln Life & Annuity Variable Annuity Account H.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

INVESTMENTS: The Variable Account invests in the American Funds Insurance Series (American Funds) which consists of the following fifteen mutual funds (Funds):

American Funds Asset Allocation Class 2 Fund
American Funds Blue Chip Income & Growth Class 2 Fund
American Funds Bond Class 2 Fund
American Funds Cash Management Class 2 Fund
American Funds Global Bond Class 2 Fund
American Funds Global Discovery Class 2 Fund
American Funds Global Growth Class 2 Fund
American Funds Global Growth and Income Class 2 Fund
American Funds Global Small Capitalization Class 2 Fund
American Funds Growth Class 2 Fund
American Funds Growth-Income Class 2 Fund
American Funds High-Income Bond Class 2 Fund
American Funds International Class 2 Fund
American Funds New World Class 2 Fund
American Funds U.S. Government/AAA-Rated Securities Class 2 Fund

American Funds is registered as an open-ended management investment company. Investment in the Funds are stated at the closing net asset value per share on December 31, 2007, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Investment transactions are accounted for on a trade date-basis. The cost of investments sold is determined by the average-cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 4%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 4%.

NEW INVESTMENT FUND: In 2006, the American Funds Global Growth and Income Class 2 Fund and the American Funds Global Bond Class 2 Fund became available as investment options to Variable Account contract owners. Accordingly, the 2006 statement of changes in net assets and total return and investment income ratios in Note 3 for these subaccounts are for the period from the commencement of operations to December 31.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The ranges of rates are as follows for the six contract types within the Variable Account:

- American Legacy III at a daily rate of .0034247% to .0067123% (1.25% to 2.45% on an annual basis)

- American Legacy III C-Share at a daily rate of .0038356% to .0078082% (1.40% to 2.85% on an annual basis)

- American Legacy III Plus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis)

- American Legacy III View at a daily rate of .0041096% to .0076712% (1.50% to 2.80% on an annual basis)

- American Legacy Shareholder's Advantage at a daily rate of .0016438% to .0049315% (.60% to 1.80% on an annual basis)

- American Legacy Design at a daily rate of .0030137% to .0075342% (1.10% to 2.75% on an annual basis)

The Company is responsible for all sales and general and administrative expenses applicable to the Variable Account.

Proceeds retained from the sales of annuity contracts for contract charges and surrender charges for the Legacy III, Legacy III C-Share, Legacy III L-Share, Legacy III Plus, Shareholder's Advantage and Legacy Design products for the years ended December 31, 2007 and 2006 amounted to $605,428 and $499,075, respectively.

For the Shareholder's Advantage product a front-end load, or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. The sales charge percentage decreases as the value accumulated under certain of the owner's investment increases. For the years ended December 31, 2007 and 2006, sales charges were $486,599 and $552,830, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2007 follows.

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR      DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION CLASS 2
            2007                  0.60%    2.80%    $ 1.45    $15.92    44,038,015  $120,680,130     3.87%      5.92%      2.27%
            2006                  0.60%    2.55%      1.38     14.67    44,661,524   100,231,577    11.89%     13.97%      2.45%
            2005                  0.60%    2.45%      1.23     13.03    45,872,519    69,345,068     7.03%      8.49%      2.69%
            2004                  0.60%    1.95%      1.14      1.32    30,381,286    36,988,474     6.51%      7.69%      2.48%
            2003                  0.60%    1.70%      1.07      1.21    15,299,484    17,315,930    19.75%     20.23%      3.14%

AMERICAN FUNDS BLUE CHIP INCOME & GROWTH CLASS 2
            2007                  0.60%    2.80%      1.21     16.70    32,495,663    89,813,546    -0.54%      1.42%      2.63%
            2006                  0.60%    2.55%      1.20     16.54    33,676,916    73,621,849    14.58%     16.71%      1.14%
            2005                  0.60%    2.45%      1.04     13.94    34,854,648    48,166,831     5.17%      6.59%      0.97%
            2004                  0.60%    1.95%      0.99      1.46    24,661,485    27,745,816     7.89%      9.09%      0.67%
            2003                  0.60%    1.70%      0.91      1.32    12,045,752    11,954,595    28.59%     29.10%      0.00%

AMERICAN FUNDS BOND CLASS 2
            2007                  0.60%    2.80%      1.27     11.84    21,980,959    56,460,365     0.73%      2.71%      8.07%
            2006                  0.60%    2.55%      1.25     11.58    20,644,245    42,984,794     4.71%      6.35%      3.79%
            2005                  0.60%    2.15%      1.19      1.31    19,298,678    28,271,817    -0.12%      0.98%      3.73%
            2004                  0.60%    1.95%      1.19      1.31    12,684,587    16,146,705     3.93%      5.08%      3.46%
            2003                  0.60%    1.70%      1.18      1.25     6,288,503     7,751,792    10.95%     12.11%      3.72%

AMERICAN FUNDS CASH MANAGEMENT CLASS 2
            2007                  0.60%    2.70%      1.04     10.93     8,756,223    33,241,269     1.99%      4.09%      8.20%
            2006                  0.60%    2.65%      1.01     10.52     3,309,805     7,820,599     2.57%      4.01%      1.82%
            2005                  0.60%    1.95%      0.98      9.87     2,044,730     2,495,042     0.80%      1.41%      0.74%
            2004                  1.25%    1.85%      0.97      1.04     1,826,225     1,850,941    -1.00%     -0.55%      0.49%
            2003                  0.72%    1.70%      1.02      1.05       772,739       797,331    -1.17%     -0.78%      1.20%

AMERICAN FUNDS GLOBAL BOND CLASS 2
            2007  1/11/07         0.60%    2.80%     10.71     10.98       528,879     5,743,161    -0.19%      9.22%      8.05%

AMERICAN FUNDS GLOBAL DISCOVERY CLASS 2
            2007                  0.60%    2.55%      1.52     19.60     2,646,187    12,323,788    14.38%     16.52%      1.09%
            2006                  0.60%    2.45%      1.31     17.04     2,323,988     7,234,646    14.91%     16.71%      1.06%
            2005                  0.60%    2.15%      1.14      1.65     2,101,460     3,649,603     8.94%     10.14%      1.07%
            2004                  0.60%    1.70%      1.04      1.50     1,238,127     1,467,993     8.57%      9.64%      0.96%
            2003                  0.72%    1.70%      0.96      0.97       493,073       492,342    34.87%     35.21%      0.33%

                                 MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR      DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2007                  0.60%    2.80%    $ 1.18    $21.14    18,407,033  $ 59,179,783    11.85%     14.16%      2.88%
            2006                  0.60%    2.65%      1.04     18.75    18,459,895    40,333,673    17.28%     19.71%      0.85%
            2005                  0.60%    2.65%      0.88      1.75    17,620,364    23,277,762    11.87%     13.39%      0.67%
            2004                  0.60%    1.95%      0.78      1.54    12,458,266    11,959,282    11.57%     12.81%      0.43%
            2003                  0.60%    1.70%      0.70      0.75     6,772,496     5,280,321    33.06%     33.60%      0.38%

AMERICAN FUNDS GLOBAL GROWTH AND INCOME CLASS 2
            2007                  0.60%    2.80%     12.56     12.83     3,002,247    37,949,595    10.49%     12.00%      2.41%
            2006  6/5/06          0.60%    2.55%     11.32     11.46     1,007,565    11,479,166     0.81%     17.58%      1.27%

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2007                  0.60%    2.80%      1.57     29.91     9,955,787    45,429,099    18.49%     20.70%      2.98%
            2006                  0.60%    2.45%      1.31     25.09    10,452,089    31,235,545    21.42%     23.31%      0.45%
            2005                  0.60%    2.15%      1.07      2.28    10,730,945    18,314,969    22.93%     24.60%      0.95%
            2004                  0.60%    1.95%      0.87      1.82     7,242,162     8,608,342    18.84%     20.01%      0.00%
            2003                  0.72%    1.70%      0.73      1.50     2,994,402     2,637,640    51.02%     51.62%      0.56%

AMERICAN FUNDS GROWTH CLASS 2
            2007                  0.60%    2.80%      1.09     19.18    50,359,312   158,488,676     9.41%     11.68%      0.85%
            2006                  0.60%    2.65%      0.99     17.25    52,537,780   116,077,079     7.33%      9.56%      0.91%
            2005                  0.60%    2.65%      0.91     15.49    52,550,663    75,966,610    13.95%     15.50%      0.81%
            2004                  0.60%    1.95%      0.80      1.49    38,281,608    39,526,909    10.60%     11.82%      0.23%
            2003                  0.60%    1.70%      0.72      1.32    18,275,775    15,117,869    34.57%     35.11%      0.14%

AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2007                  0.60%    2.80%      1.46     16.71    63,782,930   192,929,488     2.30%      4.41%      1.59%
            2006                  0.60%    2.65%      1.41     16.08    66,726,787   164,555,778    12.19%     14.51%      1.73%
            2005                  0.60%    2.65%      1.24     13.81    67,820,045   109,198,664     3.79%      5.20%      1.57%
            2004                  0.60%    1.95%      1.20      1.48    49,994,998    66,243,802     8.51%      9.71%      1.14%
            2003                  0.60%    1.70%      1.10      1.35    24,339,587    29,176,239    30.26%     31.63%      1.30%

AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
            2007                  0.60%    2.80%      1.45     13.03     7,885,425    27,236,297    -1.17%      0.73%     11.96%
            2006                  0.60%    2.50%      1.46     13.10     8,001,873    21,575,622     8.24%      9.93%      5.88%
            2005                  0.60%    2.15%      1.34     12.07     8,053,404    13,025,943     0.23%      1.59%      5.77%
            2004                  0.60%    1.95%      1.33      1.55     5,911,289     8,316,163     7.75%      8.81%      5.92%
            2003                  0.72%    1.70%      1.24      1.41     3,317,868     4,236,311    27.40%     27.91%      7.21%

AMERICAN FUNDS INTERNATIONAL CLASS 2
            2007                  0.60%    2.80%      1.20     25.33    21,125,343    85,317,292    16.88%     19.30%      1.69%
            2006                  0.60%    2.65%      1.01     21.50    21,021,382    54,262,924    15.87%     18.27%      1.97%
            2005                  0.60%    2.65%      0.86      1.98    20,948,551    28,846,677    19.16%     20.78%      1.94%
            2004                  0.60%    1.95%      0.72      1.64    13,119,215    12,280,730    17.31%     18.60%      1.81%
            2003                  0.60%    1.70%      0.61      1.37     5,633,690     3,923,384    32.65%     33.18%      1.66%

AMERICAN FUNDS NEW WORLD CLASS 2
            2007                  0.60%    2.80%      2.37     30.59     5,887,998    37,257,390    29.01%     31.42%      3.43%
            2006                  0.60%    2.45%      1.81     23.57     5,487,163    20,429,185    30.03%     31.80%      1.51%
            2005                  0.60%    1.95%      1.39      2.04     4,912,562    10,128,298    18.41%     20.02%      1.18%
            2004                  0.60%    1.95%      1.17      1.69     2,673,406     3,635,329    16.80%     17.94%      1.83%
            2003                  0.72%    1.70%      1.00      1.06       904,625     1,005,643    36.90%     37.45%      1.52%

AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
            2007                  0.60%    2.80%      1.12     11.13     8,905,914    23,069,620     3.91%      5.85%      8.05%
            2006                  0.60%    2.45%      1.07     10.56     7,542,447    13,906,481     1.75%      3.13%      3.89%
            2005                  0.60%    1.95%      1.05     10.07     7,659,060    11,221,788     0.48%      1.80%      3.80%
            2004                  0.60%    1.95%      1.04      1.28     6,240,182     7,591,908     1.56%      2.68%      4.47%
            2003                  0.60%    1.70%      1.21      1.26     4,653,565     5,653,587     0.61%      1.01%      3.61%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2007.

                                                               AGGREGATE     AGGREGATE
                                                                COST OF       PROCEEDS
SUBACCOUNT                                                     PURCHASES     FROM SALES
---------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                       $37,919,138   $17,835,380
American Funds Blue Chip Income & Growth Class 2               33,969,098    14,100,428
American Funds Bond Class 2                                    24,003,331     8,184,951
American Funds Cash Management Class 2                         46,781,421    20,633,511
American Funds Global Bond Class 2                              6,460,123       813,587
American Funds Global Discovery Class 2                         5,915,176     1,423,541
American Funds Global Growth Class 2                           22,264,878     6,650,457
American Funds Global Growth and Income Class 2                30,394,063     4,980,761
American Funds Global Small Capitalization Class 2             18,559,700     7,243,123
American Funds Growth Class 2                                  59,585,182    21,543,961
American Funds Growth-Income Class 2                           57,655,761    28,551,033
American Funds High-Income Bond Class 2                        14,228,605     5,738,308
American Funds International Class 2                           32,400,924     9,329,708
American Funds New World Class 2                               17,967,308     6,181,189
American Funds U.S. Government/AAA-Rated Securities Class 2    14,632,620     5,262,408

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2007.

                                                                            NET
                                                                SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                      OWNED      VALUE     OF SHARES    COST OF SHARES
----------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                       6,558,561   $18.39   $120,611,941    $108,126,298
American Funds Blue Chip Income & Growth Class 2              7,845,033    11.45     89,825,626      83,514,748
American Funds Bond Class 2                                   5,109,588    11.03     56,358,760      57,445,770
American Funds Cash Management Class 2                        2,934,999    11.35     33,312,233      33,965,901
American Funds Global Bond Class 2                              523,761    10.81      5,661,851       5,650,178
American Funds Global Discovery Class 2                         875,364    14.02     12,272,602      10,971,551
American Funds Global Growth Class 2                          2,364,057    25.00     59,101,437      47,314,805
American Funds Global Growth and Income Class 2               3,211,245    11.75     37,732,127      36,292,275
American Funds Global Small Capitalization Class 2            1,684,849    26.95     45,406,687      36,243,206
American Funds Growth Class 2                                 2,373,783    66.72    158,378,820     135,429,873
American Funds Growth-Income Class 2                          4,565,164    42.26    192,923,850     171,622,709
American Funds High-Income Bond Class 2                       2,356,846    11.55     27,221,568      29,135,598
American Funds International Class 2                          3,447,182    24.72     85,214,348      67,200,161
American Funds New World Class 2                              1,444,140    25.70     37,114,395      27,684,264
American Funds U.S. Government/AAA-Rated Securities Class 2   1,977,811    11.65     23,041,501      23,372,169

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                                UNITS        UNITS      NET INCREASE
SUBACCOUNT                                                      ISSUED      REDEEMED     (DECREASE)
----------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                        5,146,976   (5,770,485)     (623,509)
American Funds Blue Chip Income & Growth Class 2               3,705,312   (4,886,565)   (1,181,253)
American Funds Bond Class 2                                    4,599,918   (3,263,204)    1,336,714
American Funds Cash Management Class 2                        11,619,563   (6,173,145)    5,446,418
American Funds Global Bond Class 2                               608,085      (79,206)      528,879
American Funds Global Discovery Class 2                          670,372     (348,173)      322,199
American Funds Global Growth Class 2                           2,107,333   (2,160,195)      (52,862)
American Funds Global Growth and Income Class 2                2,416,522     (421,840)    1,994,682
American Funds Global Small Capitalization Class 2             1,694,317   (2,190,619)     (496,302)
American Funds Growth Class 2                                  5,528,421   (7,706,889)   (2,178,468)
American Funds Growth-Income Class 2                           5,787,981   (8,731,838)   (2,943,857)
American Funds High-Income Bond Class 2                        1,604,501   (1,720,949)     (116,448)
American Funds International Class 2                           3,243,403   (3,139,442)      103,961
American Funds New World Class 2                               1,457,778   (1,056,943)      400,835
American Funds U.S. Government/AAA-Rated Securities Class 2    2,992,219   (1,628,752)    1,363,467

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                                                UNITS        UNITS      NET INCREASE
SUBACCOUNT                                                      ISSUED      REDEEMED     (DECREASE)
----------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                       6,121,930   (7,332,925)     (1,210,995)
American Funds Blue Chip Income & Growth Class 2              4,006,902   (5,184,634)     (1,177,732)
American Funds Bond Class 2                                   3,509,241   (2,163,674)      1,345,567
American Funds Cash Management Class 2                        5,351,152   (4,086,077)      1,265,075
American Funds Global Discovery Class 2                         555,074     (332,546)        222,528
American Funds Global Growth Class 2                          3,055,886   (2,216,355)        839,531
American Funds Global Growth and Income Class 2               1,017,815      (10,250)      1,007,565
American Funds Global Small Capitalization Class 2            1,521,125   (1,799,981)       (278,856)
American Funds Growth Class 2                                 6,008,113   (6,020,996)        (12,883)
American Funds Growth-Income Class 2                          7,105,544   (8,198,802)    (1,093,258)
American Funds High-Income Bond Class 2                       1,453,396   (1,504,927)        (51,531)
American Funds International Class 2                          3,472,482   (3,399,651)         72,831
American Funds New World Class 2                              1,334,311     (759,710)        574,601
American Funds U.S. Government/AAA-Rated Securities Class 2   1,341,158   (1,457,771)       (116,613)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York

     and

Contract Owners of Lincoln Life & Annuity Variable Annuity Account H

We have audited the accompanying statement of assets and liabilities of Lincoln Life & Annuity Variable Annuity Account H ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2007, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Variable Annuity Account H at December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 7, 2008

               Lincoln Life & Annuity Variable Annuity Account H

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2006

     Statement of Operations - Year ended December 31, 2006

     Statements of Changes in Net Assets - Years ended December 31, 2006 and
     2005

     Notes to Financial Statements - December 31, 2006

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following financial statements for Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:

     Balance Sheets - Years ended December 31, 2007 and 2006

     Statements of Income - Year ended December 31, 2007, Period from April 3 through December 31, 2006, Period from January 1 through April 2, 2006, and Year ended December 31, 2005

     Statements of Shareholder's Equity - Year ended December 31, 2007, Period from April 3 through December 31, 2006, Period from January 1 through April 2, 2006, and Year ended December 31, 2005

     Statements of Cash Flows - Year ended December 31, 2007, Period from April 3 through December 31, 2006, Period from January 1 through April 2, 2006, and Year ended December 31, 2005

     Notes to Financial Statements - December 31, 2007

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors and Memorandum authorizing establishment of the Variable Account are incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-38007) filed on October 16, 1997.

(2) Not Applicable.

(3) (a) Selling Group Agreement - American Legacy Suite of Products incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-92298) filed on April 8, 2004.

   (b) Principal Underwriting Agreement dated May 1, 2007 between Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

(4) (a) Variable Annuity Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-92298) filed on October 8, 2002.

   (b) Contract Specifications Page for Return of Premium death benefit incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-92298) filed on September 22, 2003.

   (c) Enhanced Guaranteed Minimum Death Benefit (EGMDB) Rider incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-92298) filed on July 12, 2002.

   (d) IRA Contract Amendment (28877-E) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-92298) filed on April 17, 2003.

   (e) IRA Contract Amendment (28877) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-92298) filed on April 17, 2003.

   (f) Roth IRA Endorsement (5305-RB) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-92298) filed on April 17, 2003.

   (g) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-92298) filed on April 17, 2003.

   (h) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-92298) filed on April 17, 2003.

   (i) Section 403(b) Annuity Endorsement (32481NY-I) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-92298) filed on April 17, 2003.

   (j) Variable Annuity Rider (32793A-NY 5/03) incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-92298) filed on September 22, 2003.

   (k) Variable Annuity Contract (30070A NY 5/03) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-92298) filed on April 8, 2004.

   (l) Contract Specifications (CD NYAL3A) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-92298) filed on April 8, 2004.

   (m) Guaranteed Accumulation Values (NY ALSH GV 5/03) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-92298) filed on April 8, 2004.

   (n) Form of Variable Annuity Rider (32793HWM-A-NB-NY 4/04) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-92298) filed on December 20, 2004..

   (o) Form of Contract Specification Page for Account Value Death Benefit (CDNYAL3B 6/05) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-92298) filed on April 22, 2005.

   (p) Form of Variable Annuity Income Rider (I4LA-NQ-PR-NY 6/04) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-92298) filed on April 22, 2005.

   (q) Form of Variable Annuity Income Rider (I4LA-Q-PR-NY 6/04) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-92298) filed on April 22, 2005.

   (r) Form of Contract Benefit Data for GIB (CBNY-ALSH-NQ-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-92298) filed on April 22, 2005.

   (s) Form of Contract Benefit Data for GIB (CBNY-ALSH-Q-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-92298) filed on April 22, 2005.

   (t) Form of Variable Annuity Income Rider (i4LA-NQ 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (u) Form of Variable Annuity Income Rider (i4LA-Q 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (v) Form of Variable Annuity Income Rider (i4LA-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (w) Form of Variable Annuity Income Rider (i4LA-Q-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (x) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.

   (y) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (z) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (aa) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (bb) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (cc) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (dd) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (ee) Variable Annuity Rider (32793 7/06 NY) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-92298) filed on November 9, 2006.

   (ff) Variable Annuity Death Benefit Rider (DB-1 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (gg) Variable Annuity Death Benefit Rider (DB-2 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (hh) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (ii) Variable Annuity Death Benefit Rider (DB-6 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (jj) Variable Annuity Death Benefit Rider (DB-9 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (kk) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(5) (a) Application (ALSA-NY 11/07)

     (b) Application for fee-based option (ALSAFB-NY 11/07)

(6) Articles of Incorporation and Bylaws of Lincoln Life & Annuity Company of New York incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.

(7) Automatic Indemnity Reinsurance Agreement dated December 31, 2007 between Lincoln Life & Annuity Company of New York and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-145531) filed on April 9, 2008.

   (8) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, American Funds Insurance Series and Capital Research and Management Company incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-141769) filed on April 2, 2008.

(9) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-141763) filed on April 2, 2007.

(10) (a) Consent of Independent Registered Public Accounting Firm

   (b) Power of Attorney - Principal Officers and Directors of Lincoln Life & Annuity Company of New York incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-145531) filed on April 9, 2008.

(11) Not Applicable

(12) Not Applicable

(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-139960) filed on April 1, 2008.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to Lincoln Life & Annuity Variable Annuity Account H as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.

Name                                Positions and Offices with Depositor
---------------------------------   ------------------------------------------------------------
J. Patrick Barrett                  Director
4605 Watergap
Manlius, NY 13104
Michael J. Burns*****               Senior Vice President
Charles C. Cornelio*****            Senior Vice President and Director
Frederick J. Crawford******         Senior Vice President, Chief Financial Officer and Director
Robert W. Dineen***                 Director
Christine S. Frederick****          Second Vice President and Chief Compliance Officer
Dennis R. Glass******               President and Director
George W. Henderson, III            Director
Granville Capital
300 N. Greene Street
Greensboro, NC 27401
Mark E. Konen*****                  Senior Vice President and Director
M. Leanne Lachman                   Director
870 United Nations, Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                  Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 S. Crouse Ave.
Syracuse, NY 13244
Patrick S. Pittard                  Director
20 Cates Ridge
Atlanta, GA 30327
Dennis L. Schoff******              Director
Robert O. Sheppard*                 Second Vice President and General Counsel
Michael S. Smith***                 Assistant Vice President and Director
Rise' C.M. Taylor**                 Vice President and Treasurer
Westley V. Thompson****             Director
C. Suzanne Womack ******            Second Vice President and Secretary

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

        ** Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

        *** Principal business address is Center Square West Tower, 1500 Market Street, Suite 2900, Philadelphia, PA 19102

       **** Principal business address is 350 Church Street, Hartford, CT 06103

       ***** Principal business address is 100 N. Greene Street, Greensboro, NC 27401

******    Principal business address is Radnor Financial Center, 150 Radnor
Chester Road, Radnor, PA 19087

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 29, 2008 there were 7,123 contract owners under Account H.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln New York in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit no. 6 hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. currently serves as Principal Underwriter for: Lincoln Life & Annuity Variable Annuity Account H; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; LLANY Separate Account S for Flexible Premium Variable Life Insurance; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) (i) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   ------------------------------------------------
Terrence Mullen*            Chief Executive Officer, President and Director
David M. Kittredge*         Senior Vice President
Randal J. Freitag*          Vice President and Treasurer
Patrick J. Caulfield**      Vice President and Chief Compliance Officer
Frederick J. Crawford**     Director
Dennis R. Glass*            Director
Keith J. Ryan***            Vice President, Chief Financial Officer
Marilyn K. Ondecker***      Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company (Lincoln Life), 1300 South Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258, to provide accounting services for the VAA.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional
      Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln New York at the address or phone number listed in the Prospectus.

   (d) Lincoln New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln New York.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
      (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration
    Statement and has caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 9th day of April, 2008.


      Lincoln Life & Annuity Variable Annuity Account H (Registrant)
      American Legacy Shareholder's Advantage
      By:   /s/Robert L. Grubka
            ------------------------------------
            Robert L. Grubka
            Second Vice President, Lincoln Life & Annuity Company of
            New York
                                        (Title)
      LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
      (Depositor)
      By:   /s/Brian A. Kroll
            ------------------------------------
            Brian A. Kroll
            Assistant Vice President, Lincoln Life & Annuity Company of
            New York
            (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 9, 2008.


Signature                        Title
*                                President and Director
------------------------------
                                 (Principal Executive Officer)
Dennis R. Glass
*                                Senior Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Frederick J. Crawford
*                                Director
------------------------------
J. Patrick Barrett
*                                Senior Vice President
------------------------------
Michael J. Burns
*                                Senior Vice President and Director
------------------------------
Charles C. Cornelio
*                                Director
------------------------------
Robert W. Dineen
*                                Director
------------------------------
George W. Henderson, III
*                                Senior Vice President and Director
------------------------------
Mark E. Konen
*                                Director
------------------------------
M. Leanne Lachman
*                                Director
------------------------------
Louis G. Marcoccia
*                                Director
------------------------------
Patrick S. Pittard
*                                Director
------------------------------
Dennis L. Schoff
*                                Assistant Vice President and Director
------------------------------
Michael S. Smith
*                                Director
------------------------------
Westley V. Thompson
*By:/s/Robert L. Grubka          Pursuant to a Power of Attorney
 ---------------------------
  Robert L. Grubka